As filed with the Securities and Exchange Commission on March 2, 2018
Registration No. 333-_______

U. S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. □ Post-Effective Amendment No. □ (Check appropriate box or boxes)

M3Sixty Funds Trust
(Exact Name of Registrant as Specified in Charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, Kansas 66205
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including (877) 244-6235

The Corporation Trust Company
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With copy to:
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Title of Securities Being Registered:  Institutional Class and Investor Class shares of the Cognios Market Neutral Large Cap Fund series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on April 2, 2018, pursuant to Rule 488 under the Securities Act of 1933, as amended.

COMBINED PROXY STATEMENT AND PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

Cover Sheet

Contents of Registration Statement

Part A — Proxy Statement/Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

Cognios Market Neutral Large Cap Fund

Investor Class Shares (Ticker Symbol: COGMX)

Institutional Class Shares (Ticker Symbol: COGIX)

A Series of ALPS Series Trust

 1290 Broadway, Suite 1100

Denver, Colorado 80203

 (303) 623-2577

April [___], 2018

Dear Shareholder:

We are sending this information to you because you are a shareholder of the Cognios Market Neutral Large Cap Fund (the “Existing Fund”), a series of ALPS Series Trust (“AST”). At the request of Cognios Capital, Inc. (the “Adviser”), the Existing Fund’s investment adviser, and after careful consideration, the Board of Trustees of AST approved the reorganization (the “Reorganization”) of the Existing Fund into an identically-named, newly created series of M3Sixty Funds Trust (the “New Fund”), subject to the approval of the shareholders of the Existing Fund. The proposed Reorganization will not result in a change in the investment adviser to the Existing Fund or any change to the Existing Fund’s investment objective and investment strategies.

A Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund is to be held at 10:00 a.m. Eastern Time on May 4, 2018, at the offices of ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the Special Meeting, a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

As explained in the enclosed information statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization (the “Plan”), your current shares in the Existing Fund will be exchanged for corresponding shares of the New Fund at the closing of the Reorganization. Assuming that the parties comply with the terms of the Plan and supply appropriate representation letters, the exchange is expected to be a tax-free reorganization under federal income tax laws. You may purchase and redeem shares of the Existing Fund in the ordinary course until the last business day before the closing. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the Reorganization.

It is anticipated that, following the Reorganization, the New Fund’s net total annual operating expense ratio (after fee waivers and expense reimbursements) will be the same as the Existing Fund’s current net total annual operating expense ratio (after fee waivers and expense reimbursements) as a result of the Adviser’s obligation to cap Fund expenses. It is anticipated that the total operating expenses of the New Fund (before fee waivers and expense reimbursements) will be lower than those of the Existing Fund. As a result, the amount that the Adviser will be required to waive and/or reimburse would be reduced. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization. All expenses related to the Reorganization will be paid by the Adviser.

Shareholders of the Existing Fund will vote on the Reorganization of the Existing Fund into the identically-named New Fund. If Existing Fund shareholders approve the Reorganization and certain other closing conditions are met, the Reorganization is expected to take effect immediately prior to the open of business (8:00 a.m. Eastern Time) on May 7, 2018. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for corresponding shares of the identically-named New Fund with the same aggregate net asset value as that of your Existing Fund shares at the time of the Reorganization, as follows:

ALPS Series Trust	M3Sixty Funds Trust

Cognios Market Neutral Large Cap Fund	Cognios Market Neutral Large Cap Fund

The Board of Trustees of AST has approved the proposed Reorganization, at the request of the Adviser, subject to approval by the Existing Fund’s shareholders.

More information on the New Fund, reasons for the proposed Reorganization and projected benefits of the Reorganization are contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to affect the Reorganization, which is expected to close immediately prior to the open of business (8:00 a.m. Eastern Time) on May 7, 2018.

If you have questions, please contact the Existing Fund at 1-855-254-6467.

Sincerely,

Jeremy O. May, President

ALPS Series Trust

ALPS SERIES TRUST

 Cognios Market Neutral Large Cap Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

 (303) 623-2577

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 4, 2018

To the Shareholders of the Cognios Market Neutral Large Cap Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Cognios Market Neutral Large Cap Fund (the “Existing Fund”) is to be held at 10:00 a.m. Eastern Time on Friday, May 4, 2018, at the offices of ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado, 80203. At the Special Meeting, Existing Fund shareholders will consider a proposal to approve the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Existing Fund will transfer that portion of its assets attributable to its Investor Class shares and Institutional Class shares, respectively (in aggregate, all of its assets) to an identically named, newly-created series of M3Sixty Funds Trust (the “New Fund”), as indicated below, in exchange for shares of the corresponding class of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund (the “Reorganization”). Shares of the New Fund will be distributed proportionately to shareholders of the corresponding class of the Existing Fund.

ALPS Series Trust – Cognios Market Neutral Large Cap Fund (the Existing Fund)	M3Sixty Funds Trust – Cognios Market Neutral Large Cap Fund (the New Fund)
Cognios Market Neutral Large Cap Fund (Investor Class and Institutional Class Shares)	Cognios Market Neutral Large Cap Fund (Investor Class and Institutional Class Shares)

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Shareholders of record of the shares of beneficial interest in the Existing Fund as of the close of business on February 26, 2018, are entitled to vote on the Reorganization of the Existing Fund at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of ALPS Series Trust,

Jeremy O. May

President

ALPS Series Trust

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April [___], 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 4, 2018 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at https://proxyonline.com/docs/Cognios.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to ALPS Series Trust in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration

	Corporate Accounts	Valid Signature

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 4, 2018 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at https://proxyonline.com/docs/Cognios.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

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ALPS SERIES TRUST

Cognios Market Neutral Large Cap Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

QUESTIONS & ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: April [___], 2018

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement for the Cognios Market Neutral Large Cap Fund (the “Existing Fund”), and a prospectus for shares of the new Cognios Market Neutral Large Cap Fund (the “New Fund”), a newly created series of M3Sixty Funds Trust. The purpose of this Combined Proxy Statement and Prospectus (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization by and among ALPS Series Trust (“AST”), on behalf of the Existing Fund, M3Sixty Funds Trust, on behalf of the New Fund, and Cognios Capital, LLC (the “Adviser”) (the “Plan”).

The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move your Existing Fund from its existing multi-series trust to another multi-series trust – M3Sixty Funds Trust – which the Adviser, the Existing Fund’s investment adviser, believes offers a lower cost operating structure. The Adviser has negotiated services for third-party service providers within M3Sixty Funds Trust for the New Fund that the Adviser believes are more favorable than those currently in place for the Existing Fund within AST. The Adviser also advises two other mutual funds within M3Sixty Funds Trust and believes that having all three mutual funds it advises as series of M3Sixty Funds Trust may help in the marketing of the funds, including the New Fund. Following the Reorganization, third-party service providers for the New Fund will be: M3Sixty Administration, LLC (accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency) (“M3Sixty”), MUFG Union Bank, N.A. (custodian), and ALPS Distributors, Inc. (distributor). The New Fund will be overseen by a different Board of Trustees.

The Adviser to the Existing Fund and the New Fund believes that, following the proposed Reorganization, the New Fund’s net expense ratio (after fee waivers and expense reimbursements) will be the same as the Existing Fund’s current net expense ratio (after fee waivers and expense reimbursements). It is anticipated that the total operating expense of the New Fund (before fee waivers and expense reimbursements) will be lower than those of the Existing Fund. As a result, the amount that the Adviser will be required to waive and/or reimburse would be reduced.

The Adviser recommends that the Existing Fund be reorganized as a series of M3Sixty Funds Trust.

Question: How will the Reorganization work?

Answer: To reorganize the Existing Fund as a series of M3Sixty Funds Trust, a new fund with the same investment adviser, investment objective, and investment strategies as the Existing Fund, referred to as the “New Fund,” has been created as a new series of M3Sixty Funds Trust. If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer that portion of its assets attributable to each class of its shares (Investor Class and Institutional Class) (in aggregate, all of its assets) to the New Fund in exchange for shares of each corresponding class (Investor Class and Institutional Class) of the New Fund (the “Reorganization Shares”) and the New Fund’s assumption of all of the Existing Fund’s liabilities. The New Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Existing Fund, less the liabilities it assumes from the Existing Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Existing Fund (in liquidation of the Existing Fund) in proportion to their holdings in such class of the Existing Fund. After the Reorganization is complete, Existing Fund shareholders will be shareholders of the New Fund, and the Existing Fund will be dissolved.

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Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective immediately prior to the open of business (8:00 a.m. Eastern Time) on May 7, 2018 (the “Effective Time”).

Question: How will the Reorganization affect me as a shareholder?

Answer: If you are a shareholder of the Existing Fund, you will become a shareholder of the same class of shares of the New Fund. The shares of the New Fund that you receive immediately following the Reorganization will be of the same class and have a total net asset value equal to the total net asset value of the shares you held in the Existing Fund as of the Effective Time. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The Reorganization will not shift day-to-day portfolio management responsibility. By engaging the Adviser to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio management team that is responsible for managing the Existing Fund. The investment objective and strategies of the New Fund will be identical to those of the Existing Fund.

The Reorganization will affect certain service providers to the Existing Fund as follows:

	Existing Fund, a series of	New Fund, a series of
Service Providers	ALPS Series Trust	M3Sixty Funds Trust
Investment Adviser	Cognios Capital, LLC	No Change – Cognios Capital, LLC
Distributor & Principal Underwriter	ALPS Distributors, Inc.	No Change – ALPS Distributors, Inc.
Custodian	MUFG Union Bank, N.A.	No Change – MUFG Union Bank, N.A.
Transfer Agent & Dividend Disbursing Agent	ALPS Fund Services, Inc.	Change – M3Sixty Administration, LLC
Accounting Agent	ALPS Fund Services, Inc.	Change – M3Sixty Administration, LLC
Administrator	ALPS Fund Services, Inc.	Change – M3Sixty Administration, LLC

The Reorganization will move the assets of the Existing Fund from AST, a Delaware statutory trust, to the New Fund, a series of M3Sixty Funds Trust, a Delaware statutory trust. In conjunction therewith, the New Fund will operate under the supervision of a different Board of Trustees. Each of AST and M3Sixty Funds Trust are governed by agreements and declarations of trust and by-laws. The differences between the organizational documents of each of AST and M3Sixty Funds Trust are immaterial with respect to operation of the Funds. The most significant difference between the two Trusts is that each is overseen by a different Board. More discussion on the Delaware statutory trusts is below under “Form of Organization” in the Proxy Statement.

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Question: Who will manage the New Fund?

Answer: The Adviser will continue to be responsible for overseeing the management of the New Fund, and the three portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund. The Adviser has been serving as the investment adviser to the Existing Fund since December 2012. As of December 31, 2017, the Adviser had approximately $501.7 million in client assets under management, all managed on a discretionary basis.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Cognios Market Neutral Large Cap Fund?

Answer: It is anticipated that the New Fund’s operating expenses following the Reorganization will be slightly lower than the Existing Fund’s current operating expenses. However, as a result of the Adviser’s obligation to cap the Existing Fund’s and the New Fund’s operating expenses, as described below, the Existing Fund’s and the New Fund’s net expense ratios (after fee waivers/expense reimbursements) are expected to be the same.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Existing Fund, through at least January 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding brokerage costs, interest expenses, taxes, dividends, litigation expenses, indemnification amounts, borrowing expenses, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses (as determined under generally accepted accounting principles) to 1.70% of the Fund’s average annual net assets. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees of AST (the “AST Board”). The Adviser is permitted to recover, on a class-by-class basis, expenses it has borne through January 31, 2019 (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waivers or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses. The Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

The Adviser has agreed to continue this expense cap agreement for the New Fund through January 31, 2020 on substantially similar terms as the Existing Fund’s expense cap agreement, except that the agreement can be terminated only by, or with the consent of, the Board of Trustees of the M3Sixty Funds Trust.

If the Reorganization is approved, shareholders of the Existing Fund are also approving the ability of the Adviser to recoup amounts waived or expenses reimbursed for the Existing Fund.

Question: Will the Reorganization result in any taxes?

Answer: Neither the Existing Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Assuming that the parties comply with the terms of the Plan and supply appropriate representation letters, AST and M3Sixty Funds Trust will receive an opinion, based upon such representation letters and based upon certain assumptions, that the transaction is a tax-free reorganization under federal income tax laws. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

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Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal to approve the Plan can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: All expenses related to the Special Meeting and the Reorganization will be paid by the Adviser.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Existing Fund do not approve the Plan, the Reorganization will not take effect and the AST Board will consider such action as it deems to be in the best interests of the Existing Fund and its shareholders, including the possibility of continuing the Existing Fund within AST.

Question: How do I vote my shares?

Answer: You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by personally attending the meeting on May 4, 2018 at the offices of ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

Question: Who do I call if I have questions?

Answer: If you have any questions about the Reorganization, Plan, this Proxy Statement or the proxy card, please do not hesitate to call 1-855-254-6467.

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COMBINED PROXY STATEMENT/PROSPECTUS

April [___], 2018

FOR THE REORGANIZATION OF

Cognios Market Neutral Large Cap Fund

(a series of ALPS Series Trust)

1290 Broadway, Suite 1100

 Denver, Colorado 80203

(303) 623-2577

IN EXCHANGE FOR SHARES OF

Cognios Market Neutral Large Cap Fund
(a series of M3Sixty Funds Trust)

4300 Shawnee Mission Parkway, Suite 100

 Fairway, KS 66205

(888) 553-4233

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the Existing Fund (as defined below) and a prospectus for the New Fund (as defined below). This Proxy Statement contains information you should know before voting on the following proposal with respect to the Existing Fund, as indicated below. Please read this Proxy Statement and keep it for future reference.

Proposal: To approve the Agreement and Plan of Reorganization (the “Plan”) by and among ALPS Series Trust (“AST”), on behalf of its series, Cognios Market Neutral Large Cap Fund (the “Existing Fund”), M3Sixty Funds Trust, on behalf of its series, Cognios Market Neutral Large Cap Fund (the “New Fund”), and Cognios Capital, LLC (the “Adviser). Under the Plan, the Existing Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the New Fund in exchange for shares of each corresponding class of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund. Shares of the New Fund will be distributed proportionately to shareholders of the relevant class of the Existing Fund (the “Reorganization”).

The Proposal will be considered at a special meeting of shareholders (“Special Meeting”) to be held at the offices of ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, on Friday, May 4, 2018 at 10:00 a.m. Eastern Time.

AST is an open-end management investment company organized as a Delaware statutory trust. M3Sixty Funds Trust is an open-end management investment company organized as a Delaware statutory trust. The Adviser is the investment adviser to the Existing Fund and will be responsible for providing investment advisory and portfolio management services to the New Fund following the Reorganization.

If you need additional copies of this Proxy Statement, please contact the Existing Fund at 1-855-254-6467 or in writing at 1290 Broadway, Suite 1100, Denver, Colorado, 80203. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Existing Fund’s annual report for the fiscal year ended September 30, 2017, please contact ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, or call 1-855-254-6467.

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How the Reorganization Will Work:

●	The Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund (the “Reorganization Shares”) and the assumption by the New Fund of all of the Existing Fund’s liabilities.

●	The New Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Existing Fund, less the liabilities it assumes from the Existing Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Existing Fund (in liquidation of the Existing Fund) in proportion to their holdings in such class of the Existing Fund.

●	After the Reorganization is complete, Existing Fund shareholders will be shareholders of the New Fund, and the Existing Fund will be dissolved.

The Adviser and the AST Board considered the proposed Reorganization, and, after careful consideration, the Board approved the Reorganization based upon the Adviser’s recommendation. A copy of the form of the Plan is attached to this Proxy Statement as Appendix A. As further described later in this Proxy Statement, the Plan is required to be approved by a majority of the outstanding shares of the Existing Fund, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, shareholders of the Existing Fund are being asked to vote on and approve the Plan.

The Existing Fund’s Prospectus dated January 29, 2018 and Annual Report to Shareholders for the fiscal year ended September 30, 2017, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to AST at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, through the Internet at http://www.cogniosfunds.com or by calling 1-855-254-6467.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

●	The Prospectus and Statement of Additional Information for the Existing Fund dated January 29, 2018 are incorporated by reference to Post-Effective Amendment No. 63 to AST’s Registration Statement on Form N-1A (File No. 811-22747), filed with the SEC on January 29, 2018.

●	The Report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Fund is incorporated by reference to the Annual Report of the Existing Fund for the fiscal year ended September 30, 2017, filed on Form N-CSR (File No. 811-22747) with the SEC on December 8, 2017.

This Proxy Statement will be mailed on or about April __, 2018 to shareholders of record of the Existing Fund as of February 26, 2018 (the “Record Date”).

Copies of these materials and other information about M3Sixty Funds Trust, the Existing Fund and the New Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Fund:	For inquiries regarding the New Fund:
Cognios Market Neutral Large Cap Fund c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203 (855) 254-6467 http://www.cogniosfunds.com	Cognios Market Neutral Large Cap Fund c/o M3Sixty Administration, LLC 4300 Shawnee Mission Parkway, Suite 100 Fairway, Kansas 66205 (888) 553-4233 https://www.cogniosfunds.com

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Shareholder approval is required to effect the Reorganization. The Special Meeting is scheduled for May 4, 2018. If you are unable to attend the Special Meeting, please complete and return the enclosed Proxy Card by May 4, 2018.

The SEC has not approved or disapproved the New Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

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SUMMARY

This Proxy Statement is being used by the Existing Fund to solicit proxies to vote at the Special Meeting. The following is a summary of more complete information appearing later in this Proxy Statement or incorporated herein. You should read carefully the entire Proxy Statement, including the Plan for the Existing Fund, the form of which is attached as Appendix A, because it contains details that are not in the summary.

Under the Plan, the Existing Fund would be reorganized into a newly created series of M3Sixty Funds Trust, a Delaware statutory trust (the “Reorganization”). The New Fund was created solely for the purpose of acquiring and carrying on the business of the Existing Fund and will not engage in any operations prior to the Reorganization other than in connection with organizational activities. If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund (referred to as the Reorganization Shares) and the New Fund’s assumption of the Existing Fund’s liabilities. The Plan further provides that the Existing Fund will then distribute each class of Reorganization Shares (Investor Class and Institutional Class) received from the New Fund to the shareholders of the corresponding class of the Existing Fund (Investor Class and Institutional Class) in proportion to their holdings in such class of the Existing Fund. The Reorganization, if approved by shareholders, is expected to take place immediately prior to the open of business (8:00 a.m. Eastern Time) on May 7, 2018, although that date may be adjusted in accordance with the terms of the Plan.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the section titled “Information about the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

The AST Board has fixed the close of business on February 26, 2018 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof. In considering whether to approve the Reorganization, you should review the information in this Proxy Statement.

REORGANIZATION PROPOSAL

Comparison of the Existing Fund’s and the New Fund’s Investment Objectives, Strategies and Risks.

The Existing Fund and the New Fund have identical investment objectives and strategies, which are presented below. The New Fund has been created as a new series of M3Sixty Funds Trust solely for the purpose of acquiring the Existing Fund’s assets and continuing its investment business and will not conduct any investment operations until after the closing of the Reorganization. For a comparison of the Existing Fund’s and the New Fund’s investment limitations, please see the section “Additional Information about the Existing Fund and the New Fund—Comparison of Investment Limitations,” below.

Investment Objective

The Existing Fund and the New Fund share the same investment objective: to seek long-term growth of capital independent of stock market direction.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Fund will buy (take long positions in) equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. The Fund generally seeks to purchase and sell short large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500 Index. The Fund may invest across different industries and sectors. Under normal circumstances the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in securities of large cap companies as defined by the S&P 500. It may also invest up to 20% in issuers of any size.

When the Fund takes a long position, it purchases a stock outright. The Fund increases in value when the market price of the stock exceeds the cost per share to acquire the stock. In addition, the Fund will earn dividend income when dividends are paid on stocks owned by the Fund. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline or underperform the positions in the long book. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender. The Fund will make money if the market price of the borrowed stock goes down further than the borrowing costs, including dividend expenses when stocks held short pay dividends, and the Fund is able to replace the borrowed stock. While it is not guaranteed, the Adviser expects that dividend income will exceed dividend expense on an annual basis. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money on that position because it will have to pay more to replace the borrowed stock than the Fund received when the Fund sold the stock short. Under normal circumstances, the Fund intends to generally remain “market neutral” on a “Beta-adjusted basis” most of the time.

As used here, Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Fund, the Adviser uses a company stock price Beta relative to the S&P 500 Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market.

“Beta-adjusted market neutral” means that the Adviser will attempt to offset 100% of the Fund’s long exposure to the Beta of the broad stock market (i.e., the up and down movements of the S&P 500 Index) by sizing the short positions based on the relative Betas of the longs versus the shorts. For example, when the Betas of the shorts are higher than the Betas of the longs, fewer dollars of short positions are needed to offset the Betas of the long book. In this case, the Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on a Beta-adjusted basis. A “Beta-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market. Over time, since the Fund is Beta-adjusted market neutral, the Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Fund’s case, the benchmark is the S&P 500 Total Return Index); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the portfolio manager’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted (i.e., Beta-adjusted) outperformance or underperformance of the portfolio relative to the stock market. Since the Fund has generally attempted to hedge out all of the overall market’s returns on a Beta-adjusted basis through its short positions, all of the Fund’s net return is expected to be solely the Alpha generated by the portfolio managers, less all of the Fund’s fees and expenses. This Alpha can be generated if the stocks selected for the long book exceed the performance of the S&P 500 and/or if the stocks selected for the short book underperform the S&P 500, less all of the Fund’s fees and expenses.

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By employing this long/short Beta-adjusted market neutral investment strategy, the Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500 Index and to the broad universe of traditional long/short market neutral equity hedge funds that are traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the Securities and Exchange Commission.

The Fund may use borrowings for investment purposes, and the Fund’s use of short positions will add financial leverage to the Fund similar to borrowings. In determining when and to what extent to employ leverage, the Adviser will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. These loans may be structured as secured or unsecured loans and may have fixed or variable interest rates. The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund will only engage in borrowing when the Adviser believes the return from the additional investments will be greater than the costs associated with the borrowing.

The Adviser selects securities for purchase or short sale using its proprietary ROTA/ROME® selection and portfolio construction methodology. ROTA/ROME® focuses on a company’s Return on Tangible Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock.

ROTA, or Return on Tangible Assets, measures the profits that a company has earned on the capital invested in the business. The portfolio managers believe that companies with higher ROTAs are more attractive investment opportunities than companies with lower ROTAs because a business that has a high ROTA and can maintain that high ROTA over long periods of time most likely has some sort of competitive advantage in the marketplace that gives it an edge over its competition.

ROME, or Return on Market Value of Equity, divides a company’s profits by its current stock price. This “profit yield” is similar in concept to a bond’s “yield.” Like a bond yield, a higher ROME yield generally means that a stock price is lower and cheaper. Similarly, a low ROME yield means the stock price is higher and thus more expensive.

The portfolio managers use these two metrics together to determine if a particular stock is an attractive business (i.e., ROTA) and whether that stock is cheap or expensive (i.e., ROME).

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

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Principal Risks

A discussion regarding certain principal risks of investing in the Existing Fund and the New Fund is set forth below. Because the New Fund will be managed by the investment adviser to the Existing Fund using the same investment objective and strategies as the Existing Fund, and because, if the Reorganization of the Existing Fund is completed, the New Fund will obtain the portfolio of the Existing Fund, the Existing Fund’s and the New Fund’s principal risks are the same.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective.

●	Stock Market risk – The value of the Fund’s assets will fluctuate as the equity market fluctuates, although the Beta-adjusted market neutral focus of the Fund should reduce the effect of general market fluctuations on the valuation of the Fund as a whole.

●	Borrowing and Leverage Risk – Utilization of leverage, such as borrowings and shorting positions, involves certain risks to the Fund’s shareholders, including potential for higher volatility of the net asset value (“NAV”) of the Fund’s shares and the relatively greater effect of portfolio holdings on the NAV of the shares.

●	Short Sale Risk – The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short.

●	Management Risk – The Fund is subject to management risk because it is an actively managed investment fund. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

●	Sector Risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

●	Sector Concentration Risk – The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

●	Asset Segregation Risk – The Fund is required to segregate liquid assets in connection with certain short positions, and, therefore, such portions of the Fund’s portfolio may not be available for investment, which may in turn affect the Fund’s returns.

●	Portfolio Turnover Risk – When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect Fund performance.

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Performance:

The bar chart below shows how the Existing Fund’s investment results have varied from year to year since the Existing Fund’s inception. The bar chart shows the performance of the Existing Fund’s Investor Class shares for each full calendar year since the Existing Fund’s inception. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Existing Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Existing Fund’s Investor Class shares to broad-based securities market indices for the periods indicated. The indices are not actively managed and are not available for direct investment. This information provides some indication of the risks of investing in the Existing Fund or the New Fund. Past performance of the Existing Fund is not necessarily an indication of how the Existing Fund or the New Fund will perform in the future. The New Fund has no performance history, as it will not commence investment operations until after the Reorganization is completed. Following the Reorganization, the New Fund will assume the performance information of the Existing Fund and will be subject to the same risks.

Annual Total Returns (Investor Class Shares)

(for calendar years ended December 31)

Investor Class Shares1

Calendar Year Returns as of December 31

[1] The returns shown in the bar chart are for Investor Class shares. The performance of Institutional Class shares will differ due to differences in expenses.

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The calendar year-to-date return for the Existing Fund’s Investor Class shares as of December 31, 2017 was 4.96%.

During the period shown in the bar chart, the best performance for a quarter was 6.70% (for the quarter ended March 31, 2016). The worst performance for a quarter was (4.98)% (for the quarter ended September 30, 2016).

Average Annual Total Returns (For the Periods Ended December 31, 2017)	1 Year	5 Years	Since Inception (December 31, 2012
Investor Class Shares
Return Before Taxes	4.96%	4.06%	4.06%
Return After Taxes on Distributions	4.96%	2.69%	2.69%
Return After taxes on Distributions and Sale of Fund Shares	2.81%	2.68%	2.68%
Institutional Class Shares Return Before Taxes	5.22%	4.31%	4.31%
S&P 500 Total Return Index* (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.79%
HFRX Equity Market Neutral Index** (reflects no deduction for fees, expenses or taxes)	1.73%	1.43%	1.43%

*	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index.

**	The HFRX Equity Market Neutral Index is a common benchmark for long/short market neutral hedge funds (funds traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the SEC). More information about this index may be found at www.hedgefundresearch.com.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Investor Class shares. After tax returns for Institutional Class shares will vary.

Comparison of Shareholder Fees and Annual Fund Operating Expenses

The following table describes the expenses that you may pay if you buy and hold shares of the Existing Fund compared to the New Fund. These fees and expenses are based on expenses incurred by the Existing Fund during its most recently completed fiscal year.

Each of the Existing Fund and the New Fund offer two classes of shares sold at net asset value, without an initial sales charge.

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Investor Class Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Fund Investor Class Shares	New Fund Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares Held Less Than 60 Days (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Fund Investor Class Shares	New Fund Investor Class Shares
Management Fees	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses
Other Expenses	0.35%	0.32%[1]
Dividend Expense[2] , Borrowing Costs and Brokerage Expenses on Securities Sold Short	1.77%	1.77%[1]
Acquired Fund Fees and Expenses[3]	0.01%	0.01%
Total Annual Fund Operating Expenses	3.88%	3.85%
Fee Waivers and Expense Reimbursements	(0.15)%	(0.12%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements	3.73%[4]	3.73%[5]

1.	The New Fund’s “Total Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	Dividend Expense reflects dividends paid on borrowed securities and are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Cognios Capital, LLC (the “Adviser”).

3.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

4.	Pursuant to the operation expense limitation agreement between the Adviser and AST, the Adviser has agreed contractually to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Existing Fund attributable to services provided by ALPS Fund Services, Inc. and its affiliates (including, but not limited to, organizational expenses and offering costs) to the extent necessary to limit the Total Annual Fund Operating Expenses of each of the Investor Class and Institutional Class shares of the Existing Fund exclusive of brokerage costs, interest expenses, taxes, dividends, litigation expenses, indemnification amounts, borrowing expenses, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses (as determined under generally accepted accounting principles) to 1.70% of the Existing Fund’s average annual net assets. This operating expense limitation agreement is in effect through January 31, 2019 and may not be terminated or modified prior to this date except with the approval of the AST Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this operating expense limitation agreement described above to the extent that the Existing Fund’s expenses in later periods fall below the annual rates set forth in the Agreement. The Existing Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.

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5.	Pursuant to an operating expense limitation agreement between the Adviser and M3Sixty Funds Trust, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the New Fund, if necessary, in an amount that limits the New Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the New Fund’s business) to not more than 1.70% of the Fund’s average daily net assets through at least January 31, 2020. Subject to approval by the New Fund’s Board of Trustees, any waiver under the expense limitation agreement is subject to repayment by the New Fund within the three fiscal years following the year in which such waiver occurred, if the New Fund is able to make the payment without exceeding the 1.70% expense limitation. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the New Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the New Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Institutional Class Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Fund Institutional Class Shares	New Fund Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares Held Less Than 60 Days (as a % of amount redeemed)	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Fund Institutional Class Shares	New Fund Institutional Class Shares
Management Fees	1.50%	1.50%
Distribution and Service (12b-1) Fees	None	None
Total Other Expenses
Other Expenses	0.35%	0.32%[1]
Dividend Expense[2] , Borrowing Costs and Brokerage Expenses on Securities Sold Short	1.77%	1.77%[1]
Acquired Fund Fees and Expenses[3]	0.01%	0.01%
Total Annual Fund Operating Expenses	3.63%	3.60%
Fee Waivers and Expense Reimbursements	(0.15)%	(0.12)%
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements	3.48%[4]	3.48%[5]

1.	The New Fund’s “Total Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	Dividend Expense reflects dividends paid on borrowed securities and are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Cognios Capital, LLC (the “Adviser”).

3.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

4.	Pursuant to the operation expense limitation agreement between the Adviser and AST, the Adviser has agreed contractually to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Existing Fund attributable to services provided by ALPS Fund Services, Inc. and its affiliates (including, but not limited to, organizational expenses and offering costs) to the extent necessary to limit the Total Annual Fund Operating Expenses of each of the Investor Class and Institutional Class shares of the Existing Fund exclusive of brokerage costs, interest expenses, taxes, dividends, litigation expenses, indemnification amounts, borrowing expenses, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses (as determined under generally accepted accounting principles) to 1.70% of the Existing Fund’s average annual net assets. This operating expense limitation agreement is in effect through January 31, 2019 and may not be terminated or modified prior to this date except with the approval of the AST Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this operating expense limitation agreement described above to the extent that the Existing Fund’s expenses in later periods fall below the annual rates set forth in the Agreement. The Existing Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.

5.	Pursuant to an operating expense limitation agreement between the Adviser and M3Sixty Funds Trust, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the New Fund, if necessary, in an amount that limits the New Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the New Fund’s business) to not more than 1.70% of the Fund’s average daily net assets through at least January 31, 2020. Subject to approval by the New Fund’s Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the New Fund within the three fiscal years following the year in which such waiver occurred, if the New Fund is able to make the payment without exceeding the 1.70% expense limitation. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the New Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the New Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

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Example

This example is intended to help you compare the costs of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to the New Fund, the Example assumes that the Reorganization has been completed. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Existing Fund (Investor Class)	$375	$1,170	$1,983	$4,095
New Fund (Investor Class) (Pro Forma)	$375	$1,162	$1,967	$4,064

Existing Fund (Institutional Class)	$351	$1,098	$1,866	$3,879
New Fund (Institutional Class) (Pro Forma)	$351	$1,090	$1,850	$3,846

Portfolio Turnover:

The Existing Fund pays, and the New Fund will pay upon the completion of the Reorganization, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Examples above, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2017, the Existing Fund’s portfolio turnover rate was 277% of the average value of its portfolio.

Comparison of Expense Limitations

As noted in the table above, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses for each class of shares of the Existing Fund through January 31, 2019. In connection with the Reorganization, the Adviser has contractually agreed to extend this expense limitation agreement on behalf of the New Fund on substantially the same terms through January 31, 2020. The new expense limitation agreement may not be terminated except by the Board of Trustees of the M3Sixty Funds Trust (the “M3Sixty Funds Board”).

If the Reorganization is approved, shareholders of the Existing Fund are also approving the ability of the Adviser to recoup amounts waived or expenses reimbursed for the Existing Fund.

As of September 30, 2017, the following table describes for each class of the Existing Fund the amount of previously waived expenses for which the Adviser is entitled to seek reimbursement.

Expiring In	Investor Class: Fee Waiver/Expense Reimbursement or Recoupment of Prior Expenses Waived/Reimbursed by Adviser	Institutional Class: Fee Waiver/Expense Reimbursement or Recoupment of Prior Expenses Waived/Reimbursed by Adviser
2018	$116,046	$186,946
2019	$71,553	$149,854
2020	$49,859	$118,298

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Under the terms of the current expense limitation agreement with AST, the Adviser has approximately $398,313 subject to recoupment as of December 31, 2017.

Additional Information about the Existing Fund and the New Fund

Below is additional information about the Existing Fund’s and the New Fund’s investment objective and risks (referred to as “Funds” in this section). The additional information of the Funds is identical.

Additional Information about Fund Investments

The primary investment objective of the Cognios Market Neutral Large Cap Fund (the “Fund”) is to seek long-term growth of capital independent of stock market direction.

The Fund seeks to achieve its investment objective by balancing “long” and “short” positions. To do this, the Fund will buy (take long positions in) equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. The Fund generally seeks to purchase and sell short large capitalization U.S. equity common stocks of companies that are constituents of the S&P 500 Index. The Fund may invest across different industries and sectors. Under normal circumstances the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in securities of large cap companies as defined by the S&P 500. It may also invest up to 20% in issuers of any size.

When the Fund takes a long position, it purchases a stock outright. The Fund increases in value when the market price of the stock exceeds the cost per share to acquire the stock. In addition, the Fund will earn dividend income when dividends are paid on stocks owned by the Fund. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline or underperform the positions in the long book. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender. The Fund will make money if the market price of the borrowed stock goes down further than the borrowing costs, including dividend expenses when stocks held short pay dividends, and the Fund is able to replace the borrowed stock. While it is not guaranteed, the Adviser expects that dividend income will exceed dividend expense on an annual basis. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money on that position because it will have to pay more to replace the borrowed stock than the Fund received when the Fund sold the stock short. Under normal circumstances, the Fund intends to generally remain “market neutral” on a “Beta-adjusted basis” most of the time.

As used here, Beta is a statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Fund, the Adviser uses a company stock price Beta relative to the S&P 500 Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market.

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“Beta-adjusted market neutral” means that the Adviser will attempt to offset 100% of the Fund’s long exposure to the Beta of the broad stock market (i.e., the up and down movements of the S&P 500 Index) by sizing the short positions based on the relative Betas of the longs versus the shorts. For example, when the Betas of the shorts are higher than the Betas of the longs, fewer dollars of short positions are needed to offset the Betas of the long book. In this case, the Fund will be “net long” on a dollar basis (i.e., more dollars invested in the long positions than in the short positions), but will still be “market neutral” on a Beta-adjusted basis. A “Beta-adjusted market neutral” strategy typically seeks to derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market. Over time, since the Fund is Beta-adjusted market neutral, the Fund’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

An actively managed stock portfolio’s gross investment return is generally driven by three factors: (i) the overall stock market’s return (i.e., in the Fund’s case, the benchmark is the S&P 500 Total Return Index); (ii) the sensitivity of the portfolio to changes in prices in the overall stock market (i.e., the portfolio’s Beta relative to the stock market); and (iii) the portfolio manager’s ability to do better or worse than what would be predicted by multiplying the market’s return by the portfolio’s Beta (i.e., (i) times (ii) above). This last component (iii) is called Alpha and is the risk-adjusted (i.e., Beta-adjusted) outperformance or underperformance of the portfolio relative to the stock market. Since the Fund has generally attempted to hedge out all of the overall market’s returns on a Beta-adjusted basis through its short positions, all of the Fund’s net return is expected to be solely the Alpha generated by the portfolio managers, less all of the Fund’s fees and expenses. This Alpha can be generated if the stocks selected for the long book exceed the performance of the S&P 500 and/or if the stocks selected for the short book underperform the S&P 500, less all of the Fund’s fees and expenses.

By employing this long/short Beta-adjusted market neutral investment strategy, the Fund seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole, even if the short positions generate a loss, as long as the loss in the short portfolio does not exceed the gain in the long portfolio. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Fund that at least exceed the return on short-term fixed-income securities, with the broader goal of generating attractive risk-adjusted total returns compared to the S&P 500 Index and to the broad universe of traditional long/short market neutral equity hedge funds that are traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the Securities and Exchange Commission.

The Fund may use borrowings for investment purposes, and the Fund’s use of short positions will add financial leverage to the Fund similar to borrowings. In determining when and to what extent to employ leverage, the Adviser will consider factors such as the relative risks and returns expected from the portfolio as a whole and the costs of such transactions. These loans may be structured as secured or unsecured loans and may have fixed or variable interest rates. The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund will only engage in borrowing when the Adviser believes the return from the additional investments will be greater than the costs associated with the borrowing.

The Adviser selects securities for purchase or short sale using its proprietary ROTA/ROME® selection and portfolio construction methodology. ROTA/ROME® focuses on a company’s Return on Tangible Assets (“ROTA”) and Return on Market Value of Equity (“ROME”) in order to identify companies whose per share intrinsic value has diverged significantly from the current market price of its stock.

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ROTA, or Return on Tangible Assets, measures the profits that a company has earned on the capital invested in the business. The portfolio managers believe that companies with higher ROTAs are more attractive investment opportunities than companies with lower ROTAs because a business that has a high ROTA and can maintain that high ROTA over long periods of time most likely has some sort of competitive advantage in the marketplace that gives it an edge over its competition.

ROME, or Return on Market Value of Equity, divides a company’s profits by its current stock price. This “profit yield” is similar in concept to a bond’s “yield.” Like a bond yield, a higher ROME yield generally means that a stock price is lower and cheaper. Similarly, a low ROME yield means the stock price is higher and thus more expensive.

The portfolio managers use these two metrics together to determine if a particular stock is an attractive business (i.e., ROTA) and whether that stock is cheap or expensive (i.e., ROME).

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

Additional Information about Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

●	Stock Market risk – The value of the Fund’s assets will fluctuate as the equity market fluctuates, although the Beta-adjusted market neutral focus of the Fund should reduce the effect of general market fluctuations on the valuation of the Fund as a whole.

●	Borrowing and Leverage Risk – Utilization of leverage, such as borrowings and shorting positions, involves certain risks to the Fund’s shareholders, including potential for higher volatility of the net asset value (“NAV”) of the Fund’s shares and the relatively greater effect of portfolio holdings on the NAV of the shares.

●	Short Sale Risk – The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short.

●	Management Risk – The Fund is subject to management risk because it is an actively managed investment fund. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

●	Sector Risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

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●	Sector Concentration Risk – The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

●	Asset Segregation Risk – The Fund is required to segregate liquid assets in connection with certain short positions, and, therefore, such portions of the Fund’s portfolio may not be available for investment, which may in turn affect the Fund’s returns.

●	Portfolio Turnover Risk – When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect Fund performance.

Comparison of Investment Limitations

This section will help you contrast the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations of the Existing Fund and the New Fund. The limitations of the Funds are identical. These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The limitations of the Funds are identical. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

As a matter of fundamental policy, the Funds may not:

1.	Concentration.

Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);

2.	Borrow Money.

Borrow money, except to the extent permitted under the 1940 Act;

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3.	Loans.

Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

4.	Act as an Underwriter.

Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

5.	Real Estate.

Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

6.	Commodities.

Purchase or sell physical commodities, except that the Fund may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

7.	Senior Securities.

Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Non-Fundamental Investment Limitations

The following investment limitations are non-fundamental investment limitations of the Existing Fund and the New Fund. Non-fundamental limitations may be changed at any time by the Fund’s Board of Trustees without the approval of shareholders. The policies of the Funds are identical.

As a matter of non-fundamental policy, the Funds may not:

1.	Illiquid Securities.

Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board.

Form of Organization

The Existing Fund is organized as a diversified series of AST, an open-end management investment company organized as a Delaware statutory trust. The New Fund is organized as a diversified series of M3Sixty Funds Trust, an open-end management investment company organized as a Delaware statutory trust. The differences between these statutory trusts are negligible with respect to the operations of the Funds. The most significant difference between the two Trusts is that each is overseen by a completely different Boards of Trustees. For a comparison of certain differences in shareholder rights, please see “Additional Information about the Reorganization—Description of the Securities to be Issued; Rights of Shareholders,” below.

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Comparison of Distribution, Purchase & Redemption Procedures

Distribution. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor to the Existing Fund. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, will also serve as the New Fund’s exclusive agent for the distribution of the New Fund’s shares. ALPS Distributors, Inc. may sell the New Fund’s shares to or through qualified securities dealers or others.

Minimum Initial and Subsequent Investment Amounts. The New Fund will offer the same investment minimums and subsequent investment minimums as the Existing Fund. These minimums are: $1,000 and $100,000, respectively, for Investor Class and Institutional Class shares regular accounts. There is no subsequent investment minimum. Shares for both the Existing Fund and the New Fund may be purchased by mail, by phone, by wire, or from your dealer, financial advisor or other financial intermediary. The New Fund offers an automatic investment plan. Please see the Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about purchasing of Existing Fund shares. Please see Appendix C for additional information about purchasing shares of the New Fund.

Redemptions. The Existing Fund and the New Fund both allow for redemption payments in the form of check or federal wire transfer. For both the Existing Fund and the New Fund, redemption requests may be made by mail or telephone. Please see the Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about redeeming Existing Fund shares. Please see Appendix C for additional information about redeeming shares of the New Fund.

Capitalization

The following table sets forth, as of September 30, 2017, the capitalization of the Existing Fund and the hypothetical unaudited pro forma capitalization of the New Fund assuming the proposed Reorganization had taken place as of that date. While the New Fund will not have any assets until after the Reorganization is complete, the table reflects the amount it would have if the Reorganization was completed as of September 30, 2017.

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Fund Capitalization as of September 30, 2017	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
INVESTOR CLASS SHARES
Existing Fund	22,997	2,467	9.32
Adjustments due to Reorganization Costs	—	—	—
New Fund (pro forma)	22,997	2,467	9.32

INSTITUTIONAL CLASS SHARES
Existing Fund	38,856	4,118	9.44
Adjustments due to Reorganization Costs	—	—	—
New Fund (pro forma)	38,856	4,118	9.44

TOTAL
Existing Fund	61,853	6,585	9.39
Adjustments due to Reorganization Cost	—	—	—
New Fund (pro forma)	61,853	6,585	9.39

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the New Fund’s Prospectus and Statement of Additional Information, and the Plan. Shareholders should read this entire Proxy Statement carefully.

Board’s Approval

At the request of the Adviser, and after careful consideration, the Board of Trustees of AST approved the Reorganization of the Existing Fund into the New Fund, subject to the approval of the shareholders of the Existing Fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.

The primary purpose of the Reorganization is to move the investment portfolio and shareholders of the Existing Fund into M3Sixty Funds Trust. The Adviser, the Existing Fund’s investment adviser, has determined that the Existing Fund could benefit from the services currently provided to series of M3Sixty Funds Trust and, therefore, has recommended that the Existing Fund be reorganized as a series of M3Sixty Funds Trust.

Service providers to M3Sixty Funds Trust include M3Sixty Administration, LLC (accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency), MUFG Union Bank, N.A. (custodian) and ALPS Distributors, Inc. (distributor).

The Adviser also advises two other mutual funds within M3Sixty Funds Trust and believes that having all three mutual funds it advises as series of M3Sixty Funds Trust may help in the marketing of the three mutual funds, including the New Fund. The Adviser believes that having three mutual funds in one trust with the same service providers may result in certain economies of scale and more efficient management of the three mutual funds, including the New Fund.

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The Adviser anticipates that, based on the differences in fees charged by service providers to the New Fund versus the fees charged by service providers to the Existing Fund, gross Fund operating expenses will be reduced as a result of the Reorganization. However, the Adviser expects that, immediately following the Reorganization, the New Fund will have the same net expense ratio (after fee waivers and expense reimbursements) as the Existing Fund because the New Fund will have the same expense cap as the Existing Fund and gross expenses for the New Fund are anticipated to be in excess of the expense cap. The Adviser expects to receive a financial benefit if the Reorganization is completed because the lower projected gross expenses of the New Fund following the Reorganization will mean that the Adviser will be able to collect a higher percentage of its advisory fee from (and/or waiver or reimburse less fees and expenses for) the New Fund.

The Reorganization will keep portfolio management oversight responsibility for the Fund with the Adviser. The three portfolios managers of the Existing Fund – Messrs. Jonathan C. Angrist, Brian J. Machtley and Francisco J. Bido – will be the portfolio managers of the New Fund. The investment objective, investment strategies and fundamental and non-fundamental investment limitations of the New Fund following the Reorganization will be the same as those of the Existing Fund.

Board Considerations.

The proposed Reorganization was presented to the Board of Trustees of AST (the “AST Board”) for consideration at a meeting held on February 22, 2018. At this meeting, the AST Board reviewed detailed information about the proposed Reorganization. For the reasons discussed below, the AST Board, including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the AST Trust, determined that the Reorganization was in the best interests of the Existing Fund and its shareholders, and voted to approve the Reorganization and to present it to shareholders for approval.

Before approving the Agreement and Plan of Reorganization, the AST Board evaluated materials provided by management of the Trust and reviewed various factors about the Existing Fund, the New Fund, and the proposed Reorganization.  The materials reviewed and discussed by the AST Board included: (i) a memorandum prepared by independent legal counsel to the AST Board regarding fund mergers and Rule 17a-8 under the 1940 Act; (ii) a letter prepared by the Adviser with respect to the proposed Reorganization in response to a questionnaire sent by AST’s counsel addressing several factors to be considered under Rule 17a-8 of the 1940 Act, including (1) any fees or expenses that will be borne directly or indirectly by the Existing Fund or the New Fund in connection with the Reorganization, (2) any effect of the Reorganization on annual fund operating expenses and shareholder fees and services, (3) any change in the Existing Fund’s investment objectives, restrictions and policies that will result from the Reorganization, and (4) any direct or indirect federal income tax consequences of the Reorganization to existing shareholders; and (5) a draft N-14 Proxy Statement/Prospectus, which included projected expense ratios for the New Fund following the Reorganization.

In its deliberations, the AST Board did not identify any single factor that was paramount or controlling, and each member of the AST Board may have attributed different weights to various factors. Factors considered by the AST Board in assessing and approving the Reorganization included, among others, in no order of priority that:

●

the terms of the proposed Reorganization, including the anticipated tax-free nature of the transactions for the Fund and its shareholders;

●

the portfolio managers would be unchanged;

●

the investment objective and principal investment strategies would be unchanged;

●

certain of the service providers to the Existing Fund would be unchanged;

●

the representations of the Adviser related to the level and quality of service it had experienced in connection with the other open-end mutual funds that are series of the M3Sixty Funds Trust for which the Adviser serves as investment adviser;

●

the costs associated with the Reorganization will be borne by the Adviser;

●

the interests of the current shareholders of the Existing Fund will not be diluted because of the Reorganization;

●

the potential economies of scale and enhanced marketing efforts that could be realized if all open-end mutual funds advised by the Adviser were in a single trust;

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●

following the Reorganization, the expected benefits to shareholders of expected decreases in total operating expenses (before fee waivers and expense reimbursements) could benefit shareholders in the form of a lower total operating expense ratio (before fee waivers and expenses);

●

following the Reorganization, any benefits associated with the immediately preceding factor would initially inure to the Adviser, but to the extent such benefits were to cause the Fund’s total operating expense ratio to fall below the expense cap (after applicable recoupments), such benefits would inure solely to the Fund shareholders; and

●

the Adviser will maintain the Existing Fund’s expense cap through at least January 31, 2020.

After considering all the factors outlined above and such other factors as the AST Board deemed appropriate, the AST Board, including the Independent Trustees, approved the Reorganization of the Existing Fund into the New Fund. In approving the Reorganization, the AST Board determined that the Reorganization would be in the best interests of the Existing Fund and that the interests of the Existing Fund’s shareholders would not be diluted because of the Reorganization.

Plan. The Plan sets forth the terms by which the Existing Fund will be reorganized into the New Fund. The form of Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following sections summarize the material terms of the Plan and the federal income tax treatment of the Reorganization.

The Plan provides that upon the transfer of all of the assets and all of the liabilities of the Existing Fund to the New Fund, the New Fund will issue to the Existing Fund that number of full and fractional Investor Class and Institutional Class shares having an aggregate net asset value equal in value to the aggregate net asset value of the Existing Fund’s Investor Class and Institutional Class Shares, calculated as of the close of business (4:00 p.m. Eastern Time) on May 4, 2018 (the “Valuation Time”). The Existing Fund will redeem each class of its shares in exchange for the corresponding class of Reorganization Shares received by it and will distribute such shares to the shareholders of the applicable class of the Existing Fund in complete liquidation of the Existing Fund. Existing Fund shareholders will receive Reorganization Shares based on their respective holdings in the Existing Fund as of the Valuation Time.

Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of full and fractional Investor Class and Institutional Class shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Investor Class and Institutional Class shares, respectively, held in the Existing Fund as of the Valuation Time. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

Until the Valuation Time, shareholders of the Existing Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Existing Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the New Fund received from the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the New Fund addressed to the Existing Fund and the New Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Effective Time of the Reorganization will be immediately prior to the open of business (8:00 a.m. Eastern Time) on May 7, 2018, or such other date as is agreed to by the parties.

The Plan may not be changed except by an agreement signed by each party to the Agreement.

Costs and Expenses of the Reorganization. The Plan provides that all expenses related to the Reorganization will be paid by the Adviser.

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Federal Income Tax Consequences.

As a non-waivable condition to the Reorganization, the Existing Fund and New Fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. Accordingly, neither the Fund nor its shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the Existing Fund shares received by each shareholder of the New Fund in the Reorganization will be the same as the tax basis and holding period of the Existing Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the New Fund shares received, the Existing Fund’s shares given up must have been held as capital assets by the shareholder. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Existing Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

Any capital loss carry-forwards on the date of the Reorganization would be carried over to the New Fund. Capital losses for tax years beginning after 2010 generally may be carried forward to future years, subject to limitations applicable to capital loss carryforwards under the Code. As of the Existing Fund’s fiscal year ended September 30, 2017, the Existing Fund had available for federal tax purposes unused capital loss carry-forwards of $8,871,343, which are available to offset future realized gains, subject to any applicable limitations. To the extent that these carry-forwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The amount of any capital loss carry-forwards at the Valuation Time will depend on the results of investment trading activity through that date.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Existing or New Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Existing Fund shareholders are urged to consult their own tax advisors to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein in light of their particular tax circumstances.

The New Fund and the Existing Fund will receive an opinion from the law firm of The Law Offices of John H. Lively & Associates, Inc. substantially to the effect that, based on certain facts, assumptions and representations made by the New Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	The New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

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(b)	The Existing Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares in complete liquidation of the Existing Fund;

(c)	The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)	The New Fund’s basis in each Asset will be the same as Existing Fund’s adjusted tax basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)	A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate adjusted tax basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)	For purposes of section 381, New Fund will be treated just as Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Existing Fund’s taxable year and Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder. The part of Existing Fund’s taxable year before the Reorganization and the part of New Fund’s taxable year after the Reorganization will constitute a single taxable year of the New Fund.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in the Existing Fund shareholder recognizing gain or loss with respect to the New Fund’s share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Existing Fund’s shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the Existing Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held New Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

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ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Investment Adviser. Cognios Capital, LLC (the “Adviser”), a Kansas limited liability company, has been serving as the adviser to the Existing Fund since December 31, 2012. The Adviser is located at 11250 Tomahawk Creek Parkway, Leawood, Kansas, 66211. The Adviser is principally owned and controlled by TCP Holdings, LLC. As of December 31, 2017, the Adviser had approximately $501.7 million in client assets under management, all managed on a discretionary basis.

Investment Advisory Agreement. Under the investment advisory agreement with AST, on behalf of the Existing Fund, and with M3Sixty Funds Trust, on behalf of the New Fund, the Adviser supervises the management of the Fund’s investments.

For its advisory services to the Existing Fund and the New Fund, the Adviser is entitled to receive an annual management fee equal to 1.50% of the applicable Fund’s daily net assets.

Pursuant to the operation expense limitation agreement between the Adviser and AST with respect to the Existing Fund, the Adviser has agreed contractually to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Existing Fund attributable to services provided by ALPS Fund Services, Inc. and its affiliates (including, but not limited to, organizational expenses and offering costs) to the extent necessary to limit the Total Annual Fund Operating Expenses of each of the Investor Class and Institutional Class shares of the Existing Fund exclusive of brokerage costs, interest expenses, taxes, dividends, litigation expenses, indemnification amounts, borrowing expenses, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses (as determined under generally accepted accounting principles) to 1.70% of the Existing Fund’s average annual net assets. This contractual arrangement for the Existing Fund is in effect through January 31, 2019.

Pursuant to an operating expense limitation agreement between the Adviser and M3Sixty Funds Trust with respect to the New Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the New Fund, if necessary, in an amount that limits the New Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the New Fund’s business) to not more than 1.70% of the Fund’s average daily net assets. This contractual arrangement for the New Fund is in effect through January 31, 2020.

These operating expense limitation agreements can be terminated only by, or with the consent of, the respective Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the respective operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

During the Existing Fund’s fiscal year ended September 30, 2017, the Adviser actually received an annual management fee equal to 1.36% (after waiver and reimbursement of Existing Fund expenses) from the Existing Fund. The New Fund has not yet begun investment operations, and thus has made no payments to the Adviser.

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A discussion regarding the factors considered by the M3Sixty Funds Board in approving the investment advisory agreement between M3Sixty Funds Trust and the Adviser on behalf of the New Fund will be included in the New Fund’s first report to shareholders.

Fund Management. Mr. Jonathan C. Angrist, President and Chief Investment Officer of the Adviser, has co-managed the Existing Fund since its inception in December 2012. Brian J. Machtley, Executive Vice President and Chief Operating Officer of the Adviser, has co-managed the Existing Fund since its inception in December 2012. Francisco J. Bido, Head of Quantitative Research of the Adviser, has co-managed the Existing Fund since December 2013. Messrs. Angrist, Machtley and Bido will serve as the portfolio managers to the New Fund following the Reorganization. Information on the portfolio managers is below. The Statement of Additional Information relating to this Proxy Statement provides additional information about the Fund’s portfolio managers, including other accounts managed by the portfolio managers, ownership of Fund shares and compensation.

Portfolio Managers for both the Existing Fund and the New Fund

Jonathan C. Angrist (Co-Portfolio Manager)	Mr. Angrist is a co-founder of the Adviser (founded in 2008) and is its President and Chief Investment Officer. Mr. Angrist is also the Chief Investment Officer for Brandmeyer Enterprises, a family office. Prior to this, Mr. Angrist was a Portfolio Manager at Helzberg Angrist Capital, LLC, an investment manager (from 2005-2008), a Portfolio Manager for the Buffalo Funds, a mutual fund company (from 2004-2005), and a Principal with Harvest Partners, Inc., a private equity and leveraged buyout firm (from 1997 to 2003). Mr. Angrist received an MBA and a B.S. (Summa Cum Laude and Phi Beta Kappa) from Tulane University.
Brian J. Machtley (Co-Portfolio Manager)	Mr. Machtley is a co-founder of the Adviser (founded in 2008) and is its Executive Vice President and Chief Operating Officer. Mr. Machtley is also a Managing Director at Brandmeyer Enterprises, a family office. Prior to this, Mr. Machtley was a Senior Analyst at Helzberg Angrist Capital, LLC, an investment manager (from 2007-2008), an Associate Portfolio Manager at the Discovery Group, a hedge fund company (from 2003 - 2007), and an Analyst at Houlihan Lokey, a global investment bank (from 2001 to 2003). Mr. Machtley received his B.S. in Business Administration with majors in Finance and Economics from Drake University.
Francisco J. Bido (Co-Portfolio Manager)	Mr. Bido is Head of Quantitative Research of the Adviser. Prior to this, Mr. Bido was a Senior Quantitative Researcher at American Century, an investment manager (from 2004-2013), and a Consultant at Accenture, f/k/a Andersen Consulting, a management consulting and technology services company (from 1998 - 2003). Mr. Bido received his M.S. and M.A. degrees in Applied Mathematics and Economics, respectively, from the University of Arizona, M.S. in Mathematics from New York University’s Courant Institute, and B.S. in Electromechanical Engineering from Pontificia Universidad Catolica Madre y Maestra.

Purchase, Redemption and Exchange Policies. The purchase and redemption policies for the Existing Fund and the New Fund are substantially similar and are highlighted below. For a more complete discussion of the New Fund’s purchase, redemption and exchange policies, please see Appendix C.

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The minimum initial investment for Shares of both the Existing Fund and the New Fund is $1,000 for Investor Class shares and $100,000 for Institutional Class shares for regular accounts. There is no subsequent minimum. For both the Existing Fund and the New Fund, the Adviser may waive these investment minimums for a class at its discretion. The Existing Fund and the New Fund may also waive or lower the investment minimums for investors who invest in the Existing Fund or the New Fund, as applicable, through an asset-based fee program made available through a financial intermediary.

Market Timing Policies. Both the Existing Fund and the New Fund (for this section, collectively, the “Funds”) discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The AST Board and M3Sixty Funds Board have each adopted a policy directing the applicable Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Neither the Existing Fund nor the New Fund impose a redemption fee.

Distributions. The Existing Fund’s and New Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements are subject to special tax rules.

Tax Information. The Existing Fund’s and New Fund’s distributions are taxable, and are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Existing Fund or New Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions. The New Fund will have the same dividend and distribution policy as the Existing Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Existing Fund will continue to have capital gains reinvested in the New Fund.

Distribution Arrangements. The Existing Fund is and the New Fund will be offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals and by the Existing Fund and the New Fund, as applicable, when directly purchased through the transfer agent. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

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Fiscal Year End. The Existing Fund currently operates on a fiscal year ending the last day in September. Following the Reorganization, the New Fund will also operate on a fiscal year ending on the last day in September.

Shareholder Information. As of the Record Date, the Existing Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the Existing Fund shares are set forth below in Appendix B, “Shareholder Information for the Existing Fund.”

Valuation. The Existing Fund uses AST’s Valuation Policy; the New Fund will use M3Sixty Fund Trust’s Valuation Policy, which is more fully discussed in Appendix C. The Existing Fund and New Fund determine net asset value (“NAV”) in a substantially similar manner each business day that the New York Stock Exchange is open, by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

With respect to the Existing Fund, if market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the AST Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

With respect to the New Fund, securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange. Pursuant to the policies adopted by the M3Sixty Funds Trust Board, the Adviser is responsible for notifying the M3Sixty Funds Trust Board (or the M3Sixty Funds Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The M3Sixty Funds Trust Board monitors and evaluates the Fund’s use of fair value pricing.

Applying M3Sixty Funds Trust’s valuation policies after the Reorganization to the New Fund is not expected to result in material differences in the New Fund’s NAV compared to applying AST’s valuation policies to the Existing Fund prior to the Reorganization.

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Description of the Securities to be Issued; Rights of Shareholders. The following is a summary of the material rights of shareholders of the Existing Fund and the New Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Delaware statute (the “Delaware Statute”) governing business trusts, AST’s Agreement and Declaration of Trust and By-Laws and M3Sixty Funds Trust’s Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Forms of Organization. The Existing Fund is a series of AST, an open-end management investment company organized as a Delaware statutory trust on January 12, 2012. The New Fund is a series of M3Sixty Funds Trust, an open-end management investment company organized as a Delaware statutory trust on May 29, 2015. The Existing Fund and the New Fund offer two classes of shares of beneficial interest.

Capital Stock. Both AST and M3Sixty Funds Trust are authorized to issue an unlimited number of shares of beneficial interests (or shares). The Existing Fund is a single series of AST. The New Fund is a single series of M3Sixty Funds Trust. Interests in the Existing Fund and the New Fund are represented by shares of beneficial interest each with no par value. Each of AST and M3Sixty Funds Trust offer other series portfolios in separate prospectuses and statements of additional information.

Voting Rights. Each share of the Existing Fund and the New Fund represent an interest in the respective class of the Fund that is equal to and proportionate with each other share of the respective class of the Fund. AST and M3Sixty Funds Trust shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. AST and M3Sixty Funds Trust are not required to hold annual shareholder meetings, and it is not expected that either will do so. However, AST and M3Sixty Funds Trust may hold special meetings for certain purposes. On any matters submitted to a vote of shareholders, AST and M3Sixty Funds Trust shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the respective Board has decided that a matter only affects the interests of one or more series.

Shareholder Liability. Pursuant to the Governing Instruments, shareholders of AST and M3Sixty Funds Trust generally are not personally liable for the acts, omissions or obligations of the Trusts or their Trustees.

Preemptive Rights. Shareholders of AST and M3Sixty Funds Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers. AST is managed by the AST Board. M3Sixty Funds Trust is managed by the M3Sixty Funds Trust. Therefore, the New Fund will have a different Board from the Existing Fund. Below are the members of the M3Sixty Funds Trust Board:

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Kelley J. Brennan: 1942	Trustee and Independent Chairman	Since 2015	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm) (1981-2002).	3	PNC Funds (30 portfolios); PNC Advantage Fund (3 portfolios); PNC Alternative Strategies Fund LLC (1 portfolio)

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Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Steven D. Poppen: 1968	Trustee	Since 2015	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1998 to present).	3	None
Tobias Caldwell: 1967	Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (family office) (1999-present); Managing Member, PTL Real Estate LLC (real estate/investment firm) (2000-present); Manager Member, Bear Properties, LLC (real estate firm) (2006-present).	3	Strategy Shares (2016- present) (4 funds); Mutual Fund & Variable Insurance Trust (2010-present) (10 funds); Mutual Fund Series Trust, comprised of 40 funds (2006-present)
Interested Trustee*
Randall K. Linscott: 1971	President	Since 2015	Chief Executive Officer, M3Sixty Administration, LLC (2013-present); Chief Operating Officer, M3Sixty Administration LLC (2011-2013); Managing Member, M3Sixty Holdings, LLC, (2011-present); Division Vice President, Boston Financial Data Services, (2005-2011).	3	360 Funds (11 portfolios)
Officers
András P. Teleki: 1971	Chief Compliance Officer and Secretary	Since 2016	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC, and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, 360 Funds (2015-present); Chief Compliance Officer and Secretary, WP Trust (2016-present); Secretary, Monteagle Funds (2015-2016); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015-2016); Partner, K&L Gates, (2001-2015).	N/A	N/A

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Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Justin J. Thompson: 1983	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC; (September 2017-present); Treasurer, WP Trust (October 2017-present); Treasurer, Capital Management Investment Trust (October 2017-present); Treasurer, 360 Funds (October 2017-present); Fund Accountant, M3Sixty Administration, LLC (June 2016-September 2017); Core Accounting Officer, State Street Bank (2014-June 2016); Client Operations and Core Accounting Manager, State Street Bank (2012-2014).	N/A	N/A
Larry E. Beaver, Jr.: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-Present); Assistant Treasurer, Capital Management Investment Trust (July 2017-Present); , 360 Funds (2007-July 2017); Assistant Treasurer, WP Funds Trust (July 2017-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, 360 Funds (2007-July 2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
Brandon J. Byrd: 1981	Assistant Secretary and Anti-Money Laundering (“AML”) Officer	Since 2015	Chief Operating Officer, M3Sixty Administration LLC (2012-present); Chief Operations Officer, Matrix Capital Group, Inc. (2015-present); Assistant Secretary and Assistant Treasurer, WP Trust (2016-present); Assistant Secretary and AML Compliance Officer, 360 Funds (2013-present); Assistant Secretary and AML Compliance Officer, Monteagle Funds (2013-2016); Assistant Secretary and AML Compliance Officer, Division Manager – Client Service Officer, Boston Financial Data Services (mutual fund service provider) (2010-2012).	N/A	N/A

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Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
John H. Lively: 1969	Assistant Secretary	Since 2017	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-present).	N/A	N/A

* Mr. Linscott is an Interested Trustee because he is Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the New Fund’s administrator and transfer agent.

Other Fund Service Providers. The Reorganization will affect other services currently provided to the Existing Fund. The current service providers to the Existing Fund and the new service providers to the New Fund are listed below.

	Existing Fund, a series of	New Fund, a series of
Service Providers	ALPS Series Trust	M3Sixty Funds Trust
Investment Adviser	Cognios Capital, LLC	No Change – Cognios Capital, LLC
Distributor & Principal Underwriter	ALPS Distributors, Inc.	No Change – ALPS Distributors, Inc.
Custodian	MUFG Union Bank, N.A.	No Change – MUFG Union Bank, N.A.
Transfer Agent & Dividend Disbursing Agent	ALPS Fund Services, Inc.	Change – M3Sixty Administration, LLC
Accounting Agent	ALPS Fund Services, Inc.	Change – M3Sixty Administration, LLC
Administrator	ALPS Fund Services, Inc.	Change – M3Sixty Administration, LLC

Independent Accountants. Cohen & Company, Ltd. serves as the independent registered public accounting firm to the Existing Fund, and BBD, LLP will serve as the independent registered public accounting firm to the New Fund.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required. Proxies are being solicited from the shareholders of the Existing Fund by the AST Board for the Special Meeting to be held on May 4, 2018 at 10:00 a.m. Eastern Time at offices of ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the instructions thereon. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of the Existing Fund.

The AST Board has fixed the close of business on February 26, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Existing Fund was 6,081,429.6310. Shareholders of record who own five percent or more of the Existing Fund as of the Record Date are set forth on Appendix B to this Proxy Statement. The Existing Fund’s Plan must be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Existing Fund entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Existing Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of the Existing Fund.

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When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the Reorganization. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the Reorganization to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of the Reorganization (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against the Reorganization may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

How to Vote. You may vote in one of four ways

●	in person by attending the Special Meeting to be held on May 4, 2018, at 10:00 a.m. Eastern Time at offices of ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, or at such later time made necessary by adjournment;

●	by completing and signing the enclosed proxy ballot and mailing it to us in the prepaid return envelope (if mailed in the United States);

●	by Internet at the website address listed on your proxy ballot; or

●	by calling the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Special Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with those instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization. A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless at or prior to its use the Existing Fund receives written notification to the contrary from any one of such persons.

The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Reorganization and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that AST did not have notice of a reasonable time prior to the mailing of this Proxy Statement/Prospectus. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of AST revoking the proxy, or (iii) attending and voting in person at the Meeting.

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Quorum and Adjournments. For the Reorganization, the presence at the Special Meeting of holders of a majority of the outstanding shares the Existing Fund entitled to vote at the Special Meeting (in person or by proxy) constitutes a quorum.

If the necessary quorum to transact business or the vote required to approve the Reorganization is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Reorganization are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Solicitation of Proxies. The Existing Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of the Adviser, who will not be paid for these services. If the Existing Fund does not receive your vote, you may be contacted by a representative of the Adviser who will remind you to vote your shares and help you return your proxy. All expenses related to the Reorganization, including the Special Meeting, will be paid by the Adviser.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

Information concerning the operation and management of the Existing Fund can be found in the Existing Fund’s Prospectus. Additional information about the Existing Fund is included in the Statement of Additional Information for AST. Both the Prospectus and Statement of Additional Information are available upon request and without charge by calling the Existing Fund at 1-855-254-6467.

For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund dated January 29, 2018, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Existing Fund dated January 29, 2018 has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1-855-254-6467.

Each of AST and M3Sixty Funds Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by AST and M3Sixty Funds Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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The financial statements of the Existing Fund for the fiscal year ended September 30, 2017 have been audited by Cohen & Company, Ltd., its independent registered public accounting firm, and are contained in the Annual Report to shareholders. AST will furnish, without charge, a copy of the Annual Report upon request. Requests should be made by calling toll-free 1-855-254-6467 or by visiting http://www.cogniosfunds.com. The Annual Report for the Existing Fund also is available on the SEC’s website at www.sec.gov. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended September 30, 2017 are attached as Appendix D.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed on by The Law Offices of John H. Lively & Associates, Inc. Current legal matters concerning the issuance of shares by the New Fund will be passed on by The Law Offices of John H. Lively & Associates, Inc., a Member Firm of the 1940 Act Law GroupTM.

EXPERTS

The financial statements and financial highlights of the Existing Fund incorporated into this Proxy Statement by reference from the Existing Fund’s Annual Report on Form N-CSR for the fiscal year ended September 30, 2017 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. As the New Fund will not be in operation until after the Reorganization, there are currently no financials for the New Fund.

OTHER MATTERS

The Existing Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the current proposal is approved) should send their written proposals to the Secretary of M3Sixty Funds Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

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Appendix A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of _____, 2018, among M3Sixty Funds Trust, a Delaware statutory trust, with its principal place of business at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), ALPS Series Trust, a Delaware statutory trust, with its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado, 80203 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”). (Each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund”) and, solely with respect to paragraph 6, Cognios Capital, LLC (the “Adviser”). Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions and obligations set forth herein.

The Fund wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Existing Fund changing its identity – by converting from a series of the Old Trust to a series of the New Trust – by (1) transferring all of its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) liquidating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and the New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers two classes of shares, designated as Investor Class shares and Institutional Class shares (“Investor Class Existing Fund Shares” and “Institutional Class Existing Fund Shares,” respectively, and collectively, “Existing Fund Shares”). The New Fund will have the same two classes of shares, Investor Class shares and Institutional Class shares (“Investor Class New Fund Shares” and “Institutional Class New Fund Shares,” respectively, and collectively, “New Fund Shares”). The rights, powers, privileges and obligations of each class of New Fund Shares will be substantially similar to those of the identically named class of the Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1.       Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a)       issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Investor Class New Fund Shares equal to the number of full and fractional Investor Class Existing Fund Shares then outstanding; and (2) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding; and

(b)       assume all of the Existing Fund’s Liabilities (as defined in paragraph 1.3 below) (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2.       The Assets shall consist of all assets and property of every kind and nature, without limitation – including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, tax carryovers, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3.        The Existing Fund will endeavor in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing. The New Fund shall assume all remaining liabilities, obligations, expenses, costs, and charges of the Existing Fund, excluding any remaining Reorganization Expenses (as defined in paragraph 3.3(f)), whether known or unknown, contingent, accrued, or otherwise (collectively, “Liabilities”).

1.4.       At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the close of business (4:00 p.m. Eastern Time) on May 4, 2018 (the “Valuation Time”) (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Valuation Time, by class (i.e., the account for each Shareholder that holds Investor Class Existing Fund Shares shall be credited with the number of full and fractional Investor Class New Fund Shares due that Shareholder and the account for each Shareholder that holds Institutional Class Existing Fund Shares shall be credited with the number of full and fractional Institutional Class New Fund Shares due that Shareholder ). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Valuation Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5.       Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6.       Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which the Existing Fund is terminated.

1.7.       After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be liquidated as a series of the Old Trust.

2.	CLOSING AND EFFECTIVE TIME

2.1.       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the open of business (8:00 a.m. Eastern Time) on May 7, 2018 (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2.       The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3.       The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Valuation Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4.       The Old Trust shall deliver to the New Trust within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund or at a fair value as determined by Existing Fund’s Valuation Committee.

2.5.       At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1.	The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)       The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Delaware (“Delaware”), and its Agreement and Declaration of Trust dated January 12, 2012 (“Old Trust Declaration”) is on file with the Secretary of the State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       The Existing Fund is a duly established and designated series of the Old Trust;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)       The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)       At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h)       The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended September 30, 2017, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)        Since September 30, 2017, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)        All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)       The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)        All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m)      The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)       The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)       Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(p)       The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q)       The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(r)       To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed to the New Trust; and

(s)       The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2.	The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a)       The New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust dated May 29, 2015 (“New Trust Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)       At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       Before the Closing, there will be no (1) issued and outstanding New Fund Shares, except the Initial Shares (defined below), (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Fund, except the Initial Shares (defined below);

(e)       No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)       The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h)       The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)        The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)        There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)       Assuming the truthfulness and correctness of the Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)        Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)      The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

 (n)       The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3.	Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)       The net asset value of the New Fund Shares each Shareholder receives will be approximately equal to the net asset value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)       The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)       None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)       All expenses of the Reorganization that are related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”) will be borne by the Adviser. No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Adviser or any other third party, and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(f)       Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1.      The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2.      The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3.      The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing.

4.4.      Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5.      Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6.      The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7.      Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before the Effective Time:

5.1.      All representations, covenants, and warranties of the New Trust, on the New Fund’s behalf, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the date of the Closing, with the same force and effect as if made on and as of that Closing. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Effective Time, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2.      All representations, covenants, and warranties of the Old Trust, on the Existing Fund’s behalf, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Effective Time, with the same force and effect as if made on and as of such Effective Time. The Existing Fund shall have delivered to the New Fund on such Effective Time a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Effective Time, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3.      This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4.      All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5.      At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6.      The Investment Companies shall have received an opinion of The Law Offices of John H. Lively & Associates, Inc.(“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) for federal income tax purposes:

(a)       The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the New Fund and the Existing Fund will each be “a party to a reorganization” (within the meaning of section 368(b));

(b)       The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in complete liquidation of the Existing Fund;

(c)       The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)       The New Fund’s basis in each Asset will be the same as the Existing Fund’s adjusted basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)       A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)       A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate adjusted basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)       For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization, and the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7.      Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Investor Class New Fund Share and one Institutional Class New Fund Share (“Initial Shares”) to the investment adviser or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8.       The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the investment adviser or its affiliate as the New Fund’s sole shareholder; and

5.9       With respect to the Existing Fund, the New Trust shall have received at the Closing an opinion of Davis Graham & Stubbs LLC, counsel to the Old Trust and the Existing Fund, or of local Delaware counsel, in a form reasonably satisfactory to the New Fund, covering the following points:

(a)       The Old Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”) and has the statutory trust power and authority under the Old Trust Declaration and the Act to execute, deliver, and perform its obligations under this Agreement. Under the Act and the Old Trust Declaration, the Old Trust has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Old Trust Declaration;

(b)       The Existing Fund has been duly established as a separate series of the Old Trust under the Old Trust Declaration and Section 3806(b)(2) of the Act;

(c)       The Existing Fund is a series of an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(d)       The execution and delivery of this Agreement and the consummation by the Old Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Old Trust under the Old Trust Declaration and the Act. Assuming its execution and delivery by the duly authorized officers of the Old Trust, this Agreement has been duly executed and delivered by the Old Trust. This Agreement constitutes a legal, valid, and binding agreement of the Old Trust, enforceable against the Old Trust, in accordance with its terms;

(e)       Assuming that (i) all of the issued and outstanding shares of the Existing Fund were issued, sold, and paid for in accordance with the terms of the Existing Fund’s registration statement, or any amendment thereto, and the Old Trust Declaration, in each case as in effect at the time of such issuance, and (ii) the name and address of, and the number of shares held by, each Shareholder of the Existing Fund is duly reflected on a register of shares at the principal office of the Old Trust or the office of the Old Trust’s transfer agent, all issued and outstanding shares of the Existing Fund are duly authorized and are validly issued, fully paid and non-assessable beneficial interests in the Old Trust, and no Shareholder of the Existing Fund has any preemptive or similar rights to subscribe to any additional shares of the Existing Fund;

(f)       The Registration Statement, to the knowledge of such counsel, is effective and no stop order under the 1934 Act pertaining thereto has been issued;

(g)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Old Trust Declaration or By-laws;

(h)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in (i) a breach of or default under any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Existing Fund is a party or by which it or any of its properties may be bound and which is identified as such to such counsel in a certificate of an officer of the Old Trust or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which the Old Trust or the Existing Fund is a party or by which it is bound and which is identified as such to such counsel in a certificate of an officer of the Old Trust; provided, however, that the foregoing opinion may expressly exclude breaches, defaults, and events of such acceleration or imposition (x) involving financial covenants or similar provisions requiring financial calculations or determinations to ascertain compliance, (y) relating to a “material adverse event” or similar words or phrases, or (z) involving any statement or writing that may constitute parole evidence bearing on interpretation of construction;

(i)       To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority of the United States is required for consummation by the Old Trust and the Existing Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws. Neither the execution, delivery, and performance by the Old Trust of this Agreement, nor the consummation by the Old Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration, or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware.

Such opinion shall contain such other assumptions and limitations as shall be, in the opinion of Davis Graham & Stubbs LLC, or local Delaware counsel, and with the consent of the New Fund, appropriate to render the opinions expressed therein.

In rendering such opinion, Davis Graham & Stubbs LLC, or local Delaware counsel, may assume all conditions precedent set forth in this Agreement have been satisfied (including approval of this Agreement by the Existing Fund’s shareholders) and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Old Trust have complied with their fiduciary duties in approving this Agreement, that the Reorganization is fair in all respects and that the execution and delivery of this Agreement by the Old Trust with respect to the Existing Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of this Agreement that purport to obligate the Old Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to the actions of such other persons or entities, any provisions of this Agreement to the extent that such provisions purport to bind the trustees of the Old Trust in the exercise of their fiduciary duties or to bind parties not a signatory to this Agreement and any provision of this Agreement to the extent such provision relates to the dissolution or liquidation of the Existing Fund.

5.10.       With respect to the New Fund, the Old Trust shall have received at the Closing an opinion from The Law Offices of John H. Lively & Associates, Inc., counsel to the New Trust and the New Fund, or of local Delaware counsel, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a)        The New Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the New Trust Declaration and the Act to execute, deliver and perform its obligations under this Agreement. Under the Act and the New Trust Declaration, the New Trust has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the New Trust Declaration;

(b)       The New Fund has been duly established as a separate series of the New Trust under the New Trust Declaration and Section 3806(b)(2) of the Act;

(c)       The New Fund is a series of an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(d)       The execution and delivery of this Agreement and the consummation by the New Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the New Trust under the New Trust Declaration and the Act. Assuming its execution and delivery by the duly authorized officers of the New Trust, the Agreement has been duly executed and delivered by the New Trust. The Agreement constitutes a legal, valid and binding agreement of the New Trust, enforceable against the New Trust, in accordance with its terms;

(e)       Assuming that a consideration of not less than the net asset value of the New Fund Shares has been paid, the New Fund Shares to be issued and delivered to the Existing Fund on behalf of the Existing Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the New Fund has any statutory preemptive rights in respect thereof;

(f)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the New Trust Declaration or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease, or other undertaking (in each case known to such counsel) to which the New Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the New Trust or the New Fund is a party or by which it is bound;

(g)       To the knowledge of such counsel, no consent, approval, authorization, or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the New Trust and the New Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be, in the opinion of The Law Offices of John H. Lively & Associates, Inc., or local Delaware counsel, and with the consent of the Existing Fund, appropriate to render the opinions expressed therein.

5.11.       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4, 5.6, 5.9 and 5.10) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

All expenses related to the Reorganization will be paid by the Adviser. The Reorganization Expenses may include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing the New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees for the Existing Fund and the New Fund, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses. The Adviser will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization under federal income tax laws.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1.       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before May 7, 2018, or such other date as to which the Investment Companies agree; or

8.2.	By the Investment Companies’ mutual written agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1.     This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.     Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3.     Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[remainder of page left intentionally blank; signature page follows]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

M3Sixty Funds Trust, on behalf of the New Fund listed on Schedule A

By:
Randall K. Linscott
President

ALPS Series Trust, on behalf of the Existing Fund listed on Schedule A

By:
Jeremy O. May
President

Cognios Capital, LLC, solely with respect to Paragraph 6

By:
Gary W. DiCenzo
Chief Executive Officer

SCHEDULE A

Existing Fund ALPS Series Trust	To be Reorganized into	New Fund M3Sixty Funds Trust
Cognios Market Neutral Large Cap Fund	-->	Cognios Market Neutral Large Cap Fund

Appendix B

SHAREHOLDER INFORMATION FOR THE EXISTING FUND

Ownership of Securities of the Existing Fund. As of the Record Date, the Existing Fund had the following number of shares issued and outstanding.

Series	Shares Issued & Outstanding as of February 26, 2018
Cognios Market Neutral Large Cap Fund (Investor Class Shares)	2,087,603.1870

Cognios Market Neutral Large Cap Fund (Institutional Class Shares)	3,993,826.4440

As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Classes of Cognios Market Neutral Large Cap Fund:

	Shareholder and Address	Percentage of Fund Owned	Record or Beneficial Owner?
Cognios Market Neutral Large Cap Fund (Investor Class Shares)	LPL Financial 75 State St Fl 24 Boston, MA 02109	6.33%	Record

	TD Ameritrade Clearing 717 17th St Ste 1700 Denver, CO 80202	7.65%	Record

	Charles Schwab & Co., Inc. Attn Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	24.13%	Record

	National Financial Services, LLC 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	57.69%	Record

 B-1

	Shareholder and Address	Percentage of Fund Owned	Record or Beneficial Owner?
Cognios Market Neutral Large Cap Fund (Institutional Class Shares)	Pershing 1 Pershing Plz Jersey City, NJ 07399	6.36%	Record

	TD Ameritrade Clearing 717 17th St Ste 1700 Denver, CO 80202	7.05%	Record

	Charles Schwab & Co., Inc. Attn Mutual Funds SF215FMT-05 211 Main St San Francisco, CA 94105	9.93%	Record

	National Financial Services, LLC 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	71.53%	Record

To the best knowledge of AST, as of the Record Date, entities shown as owning 25% or more of the outstanding shares of the Existing Fund or a class of the Existing Fund are not beneficial owners of such shares, unless otherwise indicated.

To the best knowledge of AST, as of the Record Date, the Officers and Trustees of AST owned less than 1% of the outstanding shares of the Existing Fund.

 B-2

Appendix C

INVESTING IN THE FUND

Class of Shares. The Fund currently offers two classes of shares, an Investor Class and an Institutional Class. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class. Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest; and

●	total expenses associated with owning shares of each class.

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Fund’s transfer agent or through financial intermediaries. Such intermediaries may seek payment from the Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. You may transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of the Fund are generally not considered a taxable transaction.

In general, the Fund is available only to U.S. citizens or residents.

Payments to Financial Intermediaries and Other Arrangements. The Adviser and/or its affiliates may also make payments for distribution and/or shareholder servicing activities from out of their own resources. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Networking, Sub-Accounting and Administrative Fees. Certain financial intermediaries may contract with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. In consideration for providing these services, the financial intermediaries will receive compensation, which is typically paid by the Fund. Any such payment by the Fund to a financial intermediary for networking, recordkeeping, sub-accounting and/or administrative services are in addition to any 12b-1 related services provided to shareholders. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Minimum Initial Investment. The Fund’s shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum investment for the Investor Class is $1,000 for each account. The minimum investment for the Institutional Class is $100,000. The Fund may, in the Adviser’s sole discretion, accept accounts with less than the minimum investment. Additionally, the minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Fund, or otherwise by the Adviser in its sole discretion.

Pricing of Shares. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A share class’s net asset value is calculated by dividing the value of a share class’s total assets, less liabilities (including share class expenses, which are accrued daily), by the total number of outstanding shares of each share class. The net asset value per share class is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate a share class’s net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Board of Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Trustees monitor and evaluate the Fund’s use of fair value pricing.

Other Matters. Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Opening a New Account. To open an account with the Fund, take the following steps:

1. Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Investor Class shares. The application must contain your name, date of birth, address and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2. Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the Fund:

Cognios Funds

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call (888) 553-4233 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. There is no subsequent investment minimum. Before adding funds by bank wire, please call the Fund at (888) 553-4233 and follow the above directions for bank wire purchases. Please note that in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. The Fund may, at the Adviser’s sole discretion, accept additional investments for less than the minimum additional investment.

Automatic Investment Plan. Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plans. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Investor Class shares or Institutional Class shares through automatic charges to shareholders’ checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified, which will automatically be invested in the type of shares that the shareholder holds in his or her account (Investor Class shares or Institutional Class shares), at the public offering price. The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund shares, we observe the following policies and procedures:

●	We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by The Administrator as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m. Eastern time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to The Administrator on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

●	We do not accept third party checks for any investments.

●	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

●	We may refuse to accept any purchase request for any reason or no reason.

●	We mail you confirmations of all your purchases or redemptions of Fund shares.

●	Certificates representing shares are not issued.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Share Classes. The Fund offers two classes of shares (Investor Class shares and Institutional Class shares). Investor Class shares are available for purchase by all investors. Institutional Class shares are available only to institutional investors and certain broker dealers and financial institutions that have entered into appropriate arrangements with the Fund. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to ongoing expenses. The decision as to which share class is more beneficial to you generally depends on your purchase amount, the length of time you expect to hold your investment and total operating expenses associated with each class.

Investor Class shares and Institutional Class shares of the Fund are sold at net asset value without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Investor Class shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Verification of Shareholder Transaction Statements. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-Receipt of Purchase Wire/Insufficient Funds Policy. The Fund reserves the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

EXCHANGING SHARES

Shares of any class of the Fund generally may be exchanged for shares of the same class of any other fund within the Trust managed by the Adviser. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. The Fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another fund is treated as a sale on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, the Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

Cognios Funds

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

By Telephone

If you have authorized this service, you may exchange by telephone by calling (888) 553-4233.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.”

REDEEMING SHARES

Regular Mail Redemptions. Regular mail redemption requests should identify the name of the applicable Fund(s) and be addressed to:

Cognios Funds

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway, Suite 100

Fairway, KS 66205

Regular mail redemption requests should include the following:

(1) Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2) Any required signature guarantees (see “Medallion Signature Guarantees” below); and

(3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Except as provided below, your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 calendar days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or automated clearing House (“ACH”), the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by either (i) rebalancing its overweight securities or (ii) selling portfolio assets. In addition, if the Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by calling (888) 553-4233. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# (816) 817-3267). The confirmation instructions must include the following:

(1)	Name of Fund;

(2)	Shareholder name(s) and account number;

(3)	Number of shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption funds to the shareholder; and

(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). The Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In Kind. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Fund does not intend, under normal circumstances, to redeem its shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Medallion Signature Guarantees. To protect your account and the Fund from fraud, Medallion Signature Guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Medallion Signature Guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Medallion Signature Guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemption Fees. The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. The Fund reserves the right to impose or change redemption fees. If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order. Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent. The Fund is not responsible for ensuring that a broker carries out its obligations. You should look to the broker through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone the Administrator at (888) 553-4233 and buy shares for investors who have investments in the Fund through the brokerage firm’s account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor the Administrator shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Administrator fails to follow these established procedures, it may be liable. The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. The Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and harmful effects include:

●	an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

You should note that, if the Fund invests primarily in securities of foreign companies that are traded on U.S. exchanges, the Fund may be more susceptible to market timing than mutual funds investing primarily in U.S. companies.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares within 30 days. While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement. The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

OTHER IMPORTANT INFORMATION

Distributions. The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Federal Taxes

Summary. The following information is a general summary of U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding treatment of your investment in the Fund.

This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Code as a regulated investment company. The Fund expects to distribute substantially all of its ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts). Shares held in tax-advantaged accounts are subject to special tax rules.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares. For Federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains. Such dividends and distributions also may be subject to state or local taxes.

Income Dividends and Capital Gains. Fund income dividends (e.g., distributions of investment income) are generally taxable to shareholders as ordinary income. Some distributions received from the Fund by an individual shareholder may qualify as qualified dividend income subject to federal income tax at maximum federal rates applicable to long-term capital gains. Federal taxes on Fund distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares.

Distributions of gains from the sale or exchange of investments that the Fund owned for more than one year generally will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale or exchange of investments that the Fund owned for one year or less are short-term capital gains and generally will be taxable as ordinary income. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from its foreign security investments. You may be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations.

Fund dividends and distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to you, the distribution is still taxable even though you did not participate in these gains. You can avoid this, if you choose, by investing soon after the Fund has made a distribution.

Gain or Loss from the Sale or Redemption of Fund Shares. Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the Fund or other substantially identical security within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Cost Basis Reporting. The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account) the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. If a shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

Non-U.S. Persons. Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

Tax Cuts and Jobs Act. Congress has enacted far-reaching changes to the U.S. income tax laws. These changes may affect investments in the Fund. Shareholders should consult their tax advisors for more information.

Appendix D

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights presented for the fiscal year ended September 30, 2017 has been audited by Cohen & Company, Ltd. (“Cohen”), except for the financial highlights for the fiscal years ended September 30, 2016, September 30, 2015, September 30, 2014 and September 30, 2013, which were audited by other auditors. Cohen’s report, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the “Annual Report”) and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The following information should be read in conjunction with the financial statements and notes thereto.

Cognios Market Neutral Large Cap Fund – Investor Class

Financial Highlights (For a share outstanding throughout the periods presented)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.93	$9.68	$10.77		$9.93	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13)	(0.15)	(0.20)		(0.17)	(0.12)
Net realized and unrealized gain/(loss) on investments	(0.33)	0.45	0.60		1.35	0.05
Total from investment operations	(0.46)	0.30	0.40		1.18	(0.07)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)	(0.05)	(1.49)		(0.34)	—
Total distributions	(0.15)	(0.05)	(1.49)		(0.34)	—
NET INCREASE/ (DECREASE) IN NET ASSET VALUE	(0.61)	0.25	(1.09)		0.84	(0.07)
NET ASSET VALUE, END OF PERIOD	$9.32	$9.93	$9.68		$10.77	$9.93

TOTAL RETURN(c)	(4.65%)	3.15%	4.47	%(d)	12.12%	(0.70%)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$22,997	$43,779	$6,253		$5,699	$5,067
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	3.87%	4.07%	6.06%		6.16%	6.27	%(e)
Operating expenses including reimbursement/ waiver	3.72%	3.80%	4.12	%(f)	4.26%	4.13	%(e)
Net investment loss including reimbursement/ waiver	(1.42%)	(1.53%)	(2.06%)		(1.71%)	(1.69	%)(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	2.10%	2.22%	4.04%		4.15%	4.38	%(e)
Operating expenses including reimbursement/waiver	1.95%	1.95%	2.10	%(f)	2.25%	2.25	%(e)
Net investment income including reimbursement/waiver	0.35%	0.32%	(0.04%)		0.30%	0.19	%(e)

PORTFOLIO TURNOVER RATE(g)	277%	250%	291%		461%	155%

(a)	Commenced operations on January 2, 2013.

(b)	Calculated using the average shares method.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	In 2015, 0.31% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.16%.

(e)	Annualized.

(f)	Contractual expense limitation changed from 2.25% to 1.95% effective April 1, 2015.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

Cognios Market Neutral Large Cap Fund – Institutional Class

Financial Highlights (For a share outstanding throughout the periods presented)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.02	$9.76	$10.82		$9.95	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)	(0.13)	(0.18)		(0.14)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.32)	0.44	0.61		1.35	0.05
Total from investment operations	(0.43)	0.31	0.43		1.21	(0.05)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)	(0.05)	(1.49)		(0.34)	—
Total distributions	(0.15)	(0.05)	(1.49)		(0.34)	—
NET INCREASE/ (DECREASE) IN NET ASSET VALUE	(0.58)	0.26	(1.06)		0.87	(0.05)
NET ASSET VALUE, END OF PERIOD	$9.44	$10.02	$9.76		$10.82	$9.95

TOTAL RETURN(c)	(4.31%)	3.23%	4.77	%(d)	12.41%	(0.50%)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$38,856	$113,499	$10,402		$8,907	$6,128
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	3.62%	3.83%	5.81%		5.45%	6.02	%(e)
Operating expenses including reimbursement/ waiver	3.47%	3.55%	3.86	%(f)	4.01%	3.88	%(e)
Net investment loss including reimbursement/ waiver	(1.14%)	(1.30%)	(1.80%)		(1.37%)	(1.42	%)(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	1.85%	1.98%	3.79%		3.43%	4.13	%(e)
Operating expenses including reimbursement/waiver	1.70%	1.70%	1.84	%(f)	2.00%	2.00	%(e)
Net investment income including reimbursement/waiver	0.63%	0.55%	0.21%		0.65%	0.46	%(e)

PORTFOLIO TURNOVER RATE(g)	277%	250%	291%		461%	155%

(a)	Commenced operations on January 2, 2013.

(b)	Calculated using the average shares method.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	In 2015, 0.33% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.44%.

(e)	Annualized.

(f)	Contractual expense limitation changed from 2.00% to 1.70% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

PART B

STATEMENT OF ADDITIONAL INFORMATION

April [____], 2018

THE REORGANIZATION OF

Cognios Market Neutral Large Cap Fund

(a series of ALPS Series Trust)

INTO

Cognios Market Neutral Large Cap Fund

(a series of M3Sixty Funds Trust)

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated April ___, 2018 for the Special Meeting of Shareholders of the ALPS Series Trust (“AST”) with respect to the Cognios Market Neutral Large Cap Fund (the “Predecessor Fund”) to be held on May 4, 2018. At the Special Meeting, shareholders of the Predecessor Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”), among AST, M3Sixty Funds Trust, and Cognios Capital, LLC, pursuant to which the Predecessor Fund will transfer that portion of its assets attributable to its Investor Class and Institutional Class shares, respectively (in aggregate, all of its assets), to an identically named, newly-created series of M3Sixty Funds Trust (the “Fund”), as indicated below, in exchange for shares of the corresponding class of the Fund and the assumption by the Fund of all of the liabilities of the Predecesssor Fund (the “Reorganization”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-855-254-6467. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to the Statement of Additional Information for AST dated January 29, 2018. The audited financial statements and related independent registered public accountants’ report for AST contained in the Annual Report to Shareholders for the fiscal year ended September 30, 2017 are incorporated herein by reference. Copies are available upon request and without charge by calling 1-855-254-6467.

The Statement of Additional Information for the Fund is not yet effective and is subject to completion. The Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

INTRODUCTION

The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund, a series of M3Sixty Funds Trust; and (ii) the distribution of shares of the Fund so received to shareholders of the Predecessor Fund.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

M3Sixty Funds Trust (the “Trust”) was organized on May 29, 2015 as a Delaware statutory trust. Prior to August 17, 2016, M3Sixty Funds Trust was known as M3Sixty Manager of Managers Trust. The Fund is an open-end management investment company and a separate series of the Trust. The Prospectus describes the Fund’s investment objectives and principal investment strategies, as well as the principal investment risks of the Fund.

Subject to the completion of the Reorganization, the Fund is a successor by merger to the Predecessor Fund.

The Fund’s investment adviser is Cognios Capital, LLC (the “Adviser”). The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The Fund is classified as diversified.

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the headings “Summary Section” and “More About the Fund’s Objectives and Investment Policies.” In order to achieve its investment objective, the Fund generally makes investments of the sort described in the Prospectus. The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest, the investment strategies or activities in which it may engage, or the risks associated with both. The Fund may invest in instruments and securities and engage in strategies or activities other than those listed below and may be subject to risks that are not described here. The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Equity Investments. The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Investments in Small-Cap Companies. The Fund may invest a portion of its assets in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established. In addition, small-cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. In addition, small-cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Due to these and other factors, the Fund’s investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that result in losses for the Funds.

Bank Obligations. Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against Fund deposited in the bank and is either interest-bearing or purchased on a discount basis.  A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest.  Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.  Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.   Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.  The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of Fund used by the bank to finance its lending operations.  Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund was to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Combined Transactions. The Fund may enter into multiple transactions, including multiple currency transactions, multiple interest rate transactions and any combination of currency and interest rate transactions as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Exchange-Traded Funds and Other Similar Instruments. Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment.  Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.  The Fund may both purchase and effect short sales of shares of ETFs.  These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions.  The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument.  In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index.  Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”).  The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca.  ETFs may trade at relatively modest discounts or premiums to net asset value.  In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.  If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit any Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities. The Fund may purchase securities on a firm commitment basis, including when-issued securities.  The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis.  If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.  As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity.

Foreign Securities. Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. The Fund may invest directly in foreign equity securities traded directly on U.S. exchanges, foreign exchanges, over-the-counter or in the form of American Depositary Receipts. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. Many of the risks are more pronounced for investments in developing or emerging market countries, or countries whose markets are becoming open, or have only recently opened, to private investment, foreign investment or both.

American Depositary Receipts (“ADRs”). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. ADRs are subject to many of the risks affecting foreign investments generally, except for those specific to trading securities on foreign exchanges.

Political and Economic Factors. Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. War and terrorism affect many countries. Many countries throughout the world are dependent on a healthy U.S. economy or economies elsewhere around the world (e.g., Europe), and are adversely affected when the U.S. or other world economies weaken or their markets decline.

Government Action. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currencies; Currency Fluctuations. The Fund’s investments in foreign securities may be denominated in U.S. dollars or foreign currencies. For securities valued in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income and may affect the income of companies in which the Fund invests. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of the Fund’s securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of the Fund’s securities denominated in that currency will decline. Countries with managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market may experience sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Similarly, the Fund may be adversely affected by holding securities in foreign currencies that are not readily convertible into U.S. dollars.

Potential Adverse Changes. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions that affect the prices of portfolio securities.

Market Characteristics. Foreign securities markets are generally not as developed or efficient as, and may be more volatile and have less volume and liquidity than, those in the United States. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Funds.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

Taxes. The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests) but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

Government Securities. The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Floating and Variable Rate Instruments. The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.  Some of the demand instruments purchased by the Fund is not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose.   The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due.  To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Money Market Instruments. The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Funds. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Adviser’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements. The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings by the Fund.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust (“Trustees”), the Adviser determines the liquidity of the Fund’s investments, and through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors including (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid securities, the Fund may take appropriate steps to protect the Fund’s liquidity as deemed necessary or advisable by the Fund. The Fund, through the Fair Value Committee, values illiquid securities using its fair value procedures (described below) but there can be no assurance that (i) the Fund will determine fair value for a private investment accurately; (ii) that the Fund will be able to sell private securities for the fair value determined by the Funds; or (iii) that the Fund will be able to sell such securities at all. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Short Sales. The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Restrictions. The following is a description of fundamental policies of the Fund that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. For purposes of the fundamental and non-fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund may not:

(1)       Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);

(2)       Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

(3)       Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(4)       Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(5)       Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(6)       Purchase or sell physical commodities, except that the Fund may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

(7)       Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by the Global Industry Classification Standard (GICS). The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund. The Fund may use other classification titles, standards and systems from time to time. The Fund may invest in underlying funds or ETFs that may concentrate their assets in one or more industries. The Fund may consider the investments of the underlying funds and ETFs in which it invests in determining compliance with this fundamental restriction.

In addition, it is contrary to the Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Adviser is responsible for, make decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser shall manage the Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Fund (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser selects the securities and manages the investments for the Fund and also selects broker-dealers to execute portfolio transactions, all subject to the oversight of the Board of Trustees. The Advisory Agreement is described in detail under “Management and Administration”. The Adviser serves as investment adviser for a number of client accounts, including the Fund. Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser.

Brokerage Selection. In selecting brokers to be used in portfolio transactions, the Adviser’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as provided in the Advisory Agreement, the Adviser is authorized to cause the Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage and other purposes, the Adviser will make a reasonable allocation according to the uses and will pay for the non-research and non-brokerage functions in cash using its own funds.

The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere. When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades. While investment decisions for the Fund are made independently of the Adviser’s other client accounts, the Adviser’s other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover. The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. For the fiscal years ended September 30, 2017 and September 30, 2016, the Predecessor Fund’s portfolio turnover rate was 277% and 250%, respectively.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Trust or other persons. These policies include the following:

●	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) on a given day will not be made until the close of the next business day at least 24 hours after such day.

●	Public disclosure regarding the Fund’s Portfolio Securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (“Official Reports”). Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

●	Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”). The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●	The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust’s investment adviser or to other Trust service providers, including but not limited to the Third Parties listed below or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all Fund shareholders. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.

●	The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by the Fund is disclosed to a shareholder or other person before disclosure in the Official Reports. In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or its shareholders. The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●	The CCO shall inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

●	Neither the Trust’s investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Trust, or an officer of the Fund.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Cognios Capital, LLC (Adviser)	Daily	None	Daily	Daily
M3Sixty Administration, LLC (Administrator)	Daily	None	Daily	Daily
MUFG Union Bank®, N.A. (Custodian)	Daily	None	Daily	Daily
BBD, LLP (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Group™, (Trust Counsel and Independent Trustee Counsel)	As needed	None	As needed	As needed
Broadridge (Proxy Voting Agent)	Daily	None	As needed	As needed
Factset	Daily	None	Daily	Daily
Advent	Daily	None	Daily	Daily
ALPS Distributors, Inc.	Daily	None	Daily	Daily
Financial Recovery Technologies	Daily	None	Daily	Daily
Morningstar	Quarterly	2 Weeks	Daily	Daily
ACA Performance Services, LLC	As needed	None	As needed	As needed
eVestment	Quarterly	2 Weeks	Quarterly	Quarterly

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on May 29, 2015 is an open-end management investment company. The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Fund offers Investor Class shares and Institutional Class shares. The number of shares in the Trust shall be unlimited. The Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which mean that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by action of a majority of the Trustees at a duly constituted meeting; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence or reckless disregard of duties. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships During Past 5 Years
Independent Trustees
Kelley J. Brennan – 1942	Trustee	Since 2015	Retired; Partner, PricewaterhouseCoopers LLP (an accounting firm) (1981-2002)	3	PNC Funds (30 portfolios); PNC Advantage Fund (3 portfolios); PNC Alternative Strategies Fund LLC (1 portfolio)

Steven D. Poppen – 1968	Trustee	Since 2015	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1998 to present)	3	None
Tobias Caldwell – 1967	Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (family office) (1999-present); Managing Member, PTL Real Estate LLC (real estate/investment firm) (2000-present); Manager Member, Bear Properties, LLC (real estate firm) (2006-present).	3	Strategy Shares (2016-present) (4 funds); Mutual Fund & Variable Insurance Trust (2010-present) (10 funds); Mutual Fund Series Trust (2006-present) (40 funds)
Interested Trustee*
Randall K. Linscott – 1971	President	Since 2015	Chief Executive Officer, M3Sixty Administration, LLC (2013-present); Chief Operating Officer, M3Sixty Administration LLC (2011-2013); Managing Member, M3Sixty Holdings, LLC, (2011-present); Division Vice President, Boston Financial Data Services, (2005-2011).	3	360 Funds (11 portfolios)
Officers
András P. Teleki – 1971	Chief Compliance Officer and Secretary	Since 2016	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC, and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, 360 Funds (2015–present); Chief Compliance Officer and Secretary, WP Trust (2016–present); Secretary, Monteagle Funds (2015–2016); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–2016); Partner, K&L Gates, (2001–2015).	N/A	N/A
Justin J. Thompson – 1983	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC; (September 2017-present); Treasurer, WP Trust (October 2017-present); Treasurer, Capital Management Investment Trust (October 2017-present); Treasurer, 360 Funds (October 2017-present); Fund Accountant, M3Sixty Administration, LLC (June 2016-September 2017); Core Accounting Officer, State Street Bank (2014-June 2016); Client Operations and Core Accounting Manager, State Street Bank (2012-2014).	N/A	N/A

Larry E. Beaver, Jr. – 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-Present); Assistant Treasurer, Capital Management Investment Trust (July 2017-Present); , 360 Funds (2007-July 2017); Assistant Treasurer, WP Funds Trust (July 2017-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, 360 Funds (2007-July 2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A

Brandon J. Byrd – 1981	Assistant Secretary and Anti-Money Laundering (“AML”) Officer	Since 2015	Chief Operating Officer, M3Sixty Administration LLC (2012-present); Chief Operations Officer, Matrix Capital Group, Inc. (2015-present); Assistant Secretary and Assistant Treasurer, WP Trust (2016-present); Assistant Secretary and AML Compliance Officer, 360 Funds (2013-present); Assistant Secretary and AML Compliance Officer, Monteagle Funds (2013-2016); Assistant Secretary and AML Compliance Officer, Division Manager – Client Service Officer, Boston Financial Data Services (mutual fund service provider) (2010-2012).	N/A	N/A

John H. Lively – 1969	Assistant Secretary	Since 2017	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-present).	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and Chief Executive Officer of the Administrator.

Board Structure. The Trust’s Board of Trustees includes three independent Trustees and one interested Trustee, Mr. Linscott. Mr. Linscott serves as the Chairman of the Board. The Trustees have determined that the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. With respect to risk oversight, the Board holds quarterly meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. Linscott, and the Trust’s Chief Compliance Officer, Mr. Teleki, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee (discussed in more detail below). The Audit Committee is comprised entirely of independent Trustees.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Kelley J. Brennan	Mr. Brennan brings years of financial and accounting expertise having worked for PricewaterhouseCoopers LLP, an international accounting firm, for over 30 years including over 20 years providing audit and other related services to investment companies. He also has prior investment company board experience serving as a trustee of the PNC Funds for five years.
Steven D. Poppen	Mr. Poppen is currently the Executive Vice President and Chief Financial Officer for the Minnesota Vikings professional football team. In his role, Mr. Poppen is responsible for all financial aspects of the team, including business planning, budgeting, day-to-day financial and administrative operations, human resources, facilities, and U.S. Bank Stadium project financing. Prior to joining the Vikings’ organization, Mr. Poppen was a Certified Public Accountant in the business assurance group of PricewaterhouseCoopers LLP. Mr. Poppen currently is a member of the Minnesota State Fair Foundation board of directors and previously held board of director positions with a number of nonprofit organizations.
Tobias Caldwell	Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the board of a mutual fund complex for over ten years, including as chair of the audit committee for many years. Mr. Caldwell’s experience in the real estate and investment industries provide the Board with an additional perspective and understanding of the Fund’s investment strategies.
Randall K. Linscott	Mr. Linscott has over 20 years’ experience with a wide range of financial services companies, including service at PricewaterhouseCoopers LLP, an international public accounting firm, as well as Boston Financial Data Services, a transfer agency, prior to his role at M3Sixty Administration, LLC and with the Trust.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent registered public accountants on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met four times in the fiscal period ended September 30, 2017.

Nominating and Corporate Governance Committee: All of the Independent Trustees are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter included as Appendix B. This charter also describes the process by which shareholders of the Trust may make nominations. The Nominating and Corporate Governance Committee meets only as necessary and did not meet during the fiscal period ended September 30, 2017.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its votes, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the fiscal period ended September 30, 2017.

Fair Value Committee. In addition to the foregoing Committees established by the Board, the Trust has also established a Fair Value Committee. All of the Independent Trustees are members of the Fair Value Committee. The Fair Value Committee oversees the valuation of restricted securities and any other security that may be purchased for the Trust’s portfolio for which a readily available market quotation is not available and implements guidelines and instructions adopted by the Board regarding the valuation of restricted securities held by the Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. The Fair Value Committee reviews relevant market conditions for any restricted security held by the Fund on a daily basis to determine the appropriate value for such restricted security. The Fair Value Committee did not meet during the fiscal period ended September 30, 2017.

Trustees’ Ownership of Fund Shares. The table below shows for each Trustee the amount of Predecessor Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Predecessor Fund complex, as of a valuation date of December 31, 2017 and stated as one of the following ranges: A = None; B = $1-$10,000; C = 10,001-$50,000; D = $50,001-100,000; and E = over $100,000.

Name of Director		Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Kelley Brennan	Cognios Market Neutral Large Cap Fund	A	A

Steven D. Poppen	Cognios Market Neutral Large Cap Fund	A	A

Tobias Caldwell	Cognios Market Neutral Large Cap Fund	A	A

Interested Trustee
Randall K. Linscott	Cognios Market Neutral Large Cap Fund	E	E

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust. Each Trustee who is not an “interested person” receives a fee of $1,500 per Fund each year plus $200 per Fund per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Kelley Brennan	$5,175	N/A	N/A	$5,175
Steven D. Poppen	$5,175	N/A	N/A	$5,175
Tobias Caldwell	$5,175	N/A	N/A	$5,175
Interested Trustee
Randall K. Linscott	None	None	None	None

* Figures are estimated for the fiscal period ending September 30, 2018. Each of the Trustees serves each of the Trust’s series.

Control Persons and Principal Holders of Securities. As of February 26, 2018, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Predecessor Fund.

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Fund and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Predecesor Fund as of February 26, 2018:

Investor Class shares

Name and Address of Principal Holder	Percentage Owned of Record

LPL Financial	6.33%
75 State Street
FL 24
Boston, MA 02109

TD Ameritrade Clearing	7.65%
717 17th Street
Ste 1700
Denver, CO 80202

Charles Schwab & Co., Inc.	24.13%
Attn Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

National Financial Services, LLC	57.69%
82 Devonshire Street
Mail Zone ZE7F
Boston, MA 02109

Institutional Class shares

Name and Address of Principal Holder	Percentage Owned of Record

Pershing	6.36%
1 Pershing Plz
Jersey City, NJ 07399

TD Ameritrade Clearing	7.05%
717 17th Street
Ste 1700
Denver, CO 80202

Charles Schwab & Co., Inc.	9.93%
Attn Mutual Funds SF215FMT-05
211 Main Street
San Francisco, CA 94105

National Financial Services, LLC	71.53%
82 Devonshire Street
Mail Zone ZE7F
Boston, MA 02109

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

MANAGEMENT AND ADMINISTRATION

Investment Adviser. Cognios Capital, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in March 2008 and is registered with the SEC as an investment adviser. Prior to being registered with the SEC, the Adviser was registered with the State of Kansas as an investment adviser. As of December 31, 2017, the Adviser provided investment advice with respect to over $501.7 million in assets. The Adviser’s principal address is 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211.

Subject to the completion of the Reorganization, the Fund is a successor by merger to the Predecessor Fund.

The Adviser supervises the Fund’s investments pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser receives a fee from the Fund calculated at the annual rate of 1.50% of the Fund’s average daily net assets. The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

Subject to the Advisory Agreement, the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except costs of membership in trade associations, SEC registration fees and related expenses, brokerage, taxes, litigation expenses, fees and expenses of non-interested Trustees and extraordinary expenses.

The Adviser manages the operations of the Fund and manages, or directs the management of, the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

In addition, the Adviser and the Fund has entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 1.70% of the average daily net assets of the Fund through at least January 31, 2020.

As a result, the Fund’s “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) will be limited as indicated in the Prospectus. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund.

The table below shows the management fees paid by the Predecessor Fund to Cognios Capital, LLC for the fiscal years noted below:
	For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
Gross Advisory Fees	$1,725,602	$1,201,964	$233,755
Waiver of Advisory Fees	($168,157)	($221,407)	($233,755)
Reimbursement of Other Expenses	0	0	($69,237)
Net Advisory Fees	$1,557,445	$980,557	$0

In addition to the management fee described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Fund’s Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation -- Brokerage Selection.”

The following table lists the total amount of brokerage commissions paid by the Predecessor Fund for the fiscal years noted:

For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
$134,032	$121,983	$33,238

The Predecessor Fund had no transactions identified for execution primarily on the basis of research and other services provided to the Fund and therefore no related commissions for the fiscal years ended September 30, 2017, September 30, 2016, September 30, 2015 or September 30, 2014.

The following table lists the total amount of brokerage commissions paid to brokers who were affiliated with the Predecessor Fund or the Adviser during the fiscal years noted:

For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
$0	$0	$0

The Fund may acquire securities of brokers who execute the Fund’s portfolio transactions. As of September 30, 2017, the Predecessor Fund owned securities of its regular broker-dealers (or parents) as shown below:

Name of Broker-Dealer	Market Value of Securities Owned
N/A	N/A

Portfolio Managers. The portfolio managers are responsible for the day-to-day management of the Fund and are compensated with a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

As of September 30, 2017, the portfolio managers were responsible for managing the following types of accounts (other than the Predecessor Fund):

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Jonathan C. Angrist (Co-Portfolio Manager)	2	$47.4	1	$28.4	152	$284.8
Brian J. Machtley (Co-Portfolio Manager)	2	$47.4	1	$28.4	152	$284.8
Francisco J. Bido (Co-Portfolio Manager)	2	$47.4	1	$28.4	152	$284.8

The table below identifies ownership of Predecessor Fund securities by each Portfolio Manager as of September 30, 2017.

Name of Portfolio Manager	Dollar Range of Ownership of Securities
Jonathan C. Angrist	$100,001-$500,000
Brian J. Machtley	$50,001-$100,000
Francisco J. Bido	$0-$50,000

Conflicts of Interest. As described above, each portfolio manager provides investment advisory and other services to clients other than the Fund. In addition, each portfolio manager may carry on investment activities for his own account(s) and/or the accounts of family members. Except as described above, none of the portfolio managers beneficially own any equity securities of the Fund. The Fund has no interest in these activities. As a result of the foregoing, each portfolio manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities.

There may be circumstances under which a portfolio manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the portfolio manager commits to such investment. There also may be circumstances under which a portfolio manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the applicable Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts. It is generally the Adviser’s policy that investment decisions for all accounts that a portfolio manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the portfolio managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and the Adviser’s other client accounts.

Administrator and Transfer Agent. M3Sixty Administration, LLC (the “Administrator”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Fund pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, the Administrator is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

Prior to the reorganization, ALPS Fund Services, Inc. (“AFS”), 1290 Broadway, Suite 110, Denver, CO 80203 served as administrator, fund accountant and transfer agent for the Predecessor Fund.

The table below shows the administrative fees the Predecessor Fund paid AFS for the fiscal years indicated:

For the Fiscal Year Ended September 30, 2017	For the Fiscal Year Ended September 30, 2016	For the Fiscal Year Ended September 30, 2015
$148,237	$150,071	$143,276

Distributor. Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Administration – Distribution of Shares” in the Prospectus and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The continuation of the Plan must be considered by the Trustees annually.

Potential benefits of the Plan to the Fund include improved shareholder services and savings to the Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently investment objectives and to realize economies of scale.

Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Fund shares, or for other expenses associated with distributing Fund shares. The Fund may expend up to 0.25% for Investor Class shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Under ordinary circumstances, the Fund expects sales of Fund shares to involve a payment to broker-dealers; however, certain sales of Fund shares (e.g., sales to: (1) to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Adviser; to officers and employees of the Administrator and the Distributor; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts; or (2) to investors purchasing amounts of Investor Class shares greater than $3 million) may be made with or without remitting compensation to any broker-dealer.

For the fiscal year ended September 30, 2017, the total amounts paid by the Investor Class shares of the Predecessor Fund to the Distributor (substantially all of which the Distributor paid out as compensation to broker-dealers and other service providers) under the Predecessor Fund’s Distribution Plan pursuant to Rule 12b-1 of the 1940 Act Plan are summarized below.

Advertising	Printing and Mailing of Prospectuses to other than current Shareholders	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or other Financing Charges	Total 12b-1 Payments
$0	$0	$0	$82,580	$0	$0	$82,580

Custodian. MUFG Union Bank®, N.A. serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian plus additional out-of-pocket and transaction expenses incurred by the Fund.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, to serve as the independent registered public accountant firm for the Fund for the fiscal year ending September 30, 2018 and to audit the annual financial statements of the Fund, prepare the Fund’s tax returns, including but not limited to the Fund’s federal, state and excise taxes, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent registered public accountants will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Group™ located at 11300 Tomahawk Creek Parkway, Ste. 310, Leawood, KS 66211 serves as legal counsel to the Trust and the independent Trustees.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Each code permits the applicable entity’s employees and officers to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Trust’s, Distributor’s and Adviser’s codes require that portfolio managers and other investment personnel of the Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees. Copies of the Trust’s Proxy Voting Policies and Procedures and the Adviser’s Proxy Voting Policy are included as Appendix A to this SAI.

Each year the Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at (888) 553-4233; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases. Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders. Potential investors should also refer to the Prospectus for information regarding the Fund’s Institutional shares, and their respective fees and expenses. The Prospectus also describes the Fund’s automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders. Shares of the Fund will be offered and sold on a continuous basis. The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.

Regular Accounts. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Pricing of Shares” in the Prospectus.

Share Certificates. The Fund normally do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Redemptions. Reference is made to “Redeeming Shares” in the Prospectus for more information concerning how to redeem shares. Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax or bank wire. The Prospectus also describes the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in kind, signature guarantees and other information about the Fund’s redemption policies. The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the redemptions of shares held for less than 90 days and possible charge for wiring redemption proceeds.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Additional Information. Following is additional information regarding certain services and features related to purchases, redemptions and distribution of Fund shares. Investors who have questions about any of this information should call the Fund at (888) 553-4233.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at M3Sixty Funds Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications. Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Dealers. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or other dealer-sponsored special events, to the extent permitted under applicable law and the rules and regulations of the FINRA. None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Distribution Plan to pay these expenses.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” in the Prospectus). Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No redemption fee will be imposed with respect to such involuntary redemptions.

The Fund does not intend, under normal circumstances, to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of the Fund are valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date is valued at the mean price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

●	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities of the Fund and the allocable portion of any general assets are conclusive. As described in the Prospectus, the Adviser is responsible for notifying the Trustees or the Trust’s Fair Value Committee when it believes that fair value pricing is required for a particular security. The Trust has adopted Fair Value Pricing procedures and instructions that apply to investments by the Fund in restricted securities and warrants (“Restricted Securities”). A description of these procedures and instructions is included in the Prospectus and is incorporated herein by reference. As explained in the Prospectus, because the Fund’s fair valuing of Restricted Securities is a determination of the amount that the owner might reasonably expect to receive for them upon their current sale, the Fund is subject to the risk that the Fund’s fair valued prices are not accurate, and that the fair value price is not reflective of the value the Fund will receive upon a sale of the security.

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders.  The discussion reflects applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in a Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

●              a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●              a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●              an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●              a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A prospective shareholder who is a partner of a partnership holding the Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, they meet the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by a Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% source-of-income test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million. Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by a Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of their undistributed ordinary income with respect to each calendar year and undistributed capital gains if they fail to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of a Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of a Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Fund generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in a Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support a Fund’s distribution of Capital Gain Dividends. If a Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if such a Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

A RIC is generally permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long a Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as RICs for each taxable year.

Failure to Qualify as a RIC. If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which a Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from their investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of a Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of a Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 37%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund selected the Average Cost method as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Pay-In-Kind Securities. Payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject a Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If a Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of the Fund that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the proposed reorganization of the Existing Fund into the New Fund because the New Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

APPENDIX A – PROXY VOTING POLICIES

PROXY VOTING POLICIES AND PROCEDURES FOR M3SIXTY FUNDS TRUST

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each Fund has, subject to the oversight of the Trust’s Board, delegated to the Advisers the following duties: (i) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (ii) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that each Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

A.           General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.            Delegation to the Adviser

The Trust believes that the Advisers are in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisers are hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Funds, in accordance with each applicable Adviser’s Proxy Voting Policy, except as provided herein; and

(2)	to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund casts its vote; and (d) whether the Fund casts its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to each Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

C.            Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

PROXY VOTING AND DISCLOSURE POLICY OF THE ADVISER

OVERVIEW

The Adviser generally does not take any action or render any advice with respect to voting proxies solicited by, or with respect to, the issuers of any client securities, except to the extent otherwise required by law. It is the Adviser’s policy not to vote proxies for standard SMA’s. However, this policy does not apply to certain clients who signed investment management agreements prior to the revision of this policy in May 2014. As the Adviser exercises voting authority with respect to certain clients’ securities, the following Proxy Voting Policies and Procedures have been adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Voting Policies and Procedures are reasonably designed to ensure that the Adviser votes proxies in the best interests of its clients without regard to the Adviser’s interest. The procedures also address material conflicts between the Adviser’s interests and those of its clients. The Adviser will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment.

RESPONSIBILITY

The Chief Operating Officer is responsible for ensuring that proxies are voted in a manner consistent with the interests of clients.

GENERAL POLICY

Generally, the Adviser will support company management teams which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term, consistent with the Adviser’s belief that long-term shareholder value need not be sacrificed in favor of short-term gains. Accordingly, it is the general policy of the Adviser to vote in accordance with management recommendations on proposals, with the following exceptions:

(1) When proposals diminish rights of shareholders or diminish management or board accountability to shareholders to an extent that the Adviser determines is inconsistent with the long term interests of shareholders; and

(2) There may be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. On occasion, votes may be withheld for certain directors to show the Adviser’s disfavor with a company’s Chief Executive Officer or other directors.

CONFLICTS OF INTEREST

For purposes of this policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Adviser or an affiliate of which the Adviser has actual knowledge that may affect the Adviser’s judgment in voting securities in the best interest of client accounts. Material conflicts of interest may arise when the Adviser or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer. Immaterial conflicts of interest may arise when the Adviser or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) that does not affect the Adviser’s judgment. When the Adviser votes proxies based on the General Policy described above, it demonstrates that the vote was not the product of a material conflict of interest because the policy requires minimal discretion on the part of the Adviser. However, in the event that the Adviser determines that there is a material conflict of interest with respect to the proxy vote, the Adviser will vote client securities based upon the recommendations of an independent third party.

DEVIATIONS FROM GENERAL POLICY

The Adviser will, at all times, make a best effort to vote all proxies in the best interest of its clients. However, there may be some instances in which the Adviser will choose not to vote or may not be able to vote a proxy. Issues that may affect the Adviser’s ability to vote include extraordinary requirements such as share blocking or the requirement to vote the security in person. All votes in which the Adviser has chosen to override the General Policy will be reviewed on a quarterly basis by the Chief Compliance Officer or designee. The Chief Operating Officer is responsible for maintaining the documentation regarding any vote overrides and third party recommendations.

ERISA PLANS

If the investment management agreement is entered into by a trustee or other fiduciary on behalf of an employee retirement income plan subject to the Employee Retirement Income Security Act (“ERISA”), including a person meeting the definition of “fiduciary” under ERISA, the trustee or other fiduciary generally retains the right and obligation to vote proxies. In such cases, the Adviser is generally precluded from voting proxies for the plan. Consistent with applicable rules and regulations of the securities exchanges relating to providing proxies by member organizations, under certain circumstances, with respect to separately managed accounts, the client may delegate to us the obligations to vote proxies on the client’s behalf.

ERISA plans managed by the Adviser shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Adviser has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

MUTUAL FUND

Cognios is the investment adviser to the Cognios Market Neutral Large Cap Fund, the Cognios Large Cap Value Mutual Fund and the Cognios Large Cap Growth Mutual Fund (the “Mutual Funds”). Union Bank, N.A. is the custodian of the Cognios Market Neutral Large Cap Mutual Fund. In conjunction with Union Bank, N.A. and ALPS Fund Services, Inc. (the Fund Administrator of the Cognios Market Neutral Large Cap Mutual Fund), the Fund Administrator will prepare and file Form N-PX in accordance with the Cognios Market Neutral Large Cap Mutual Fund proxy votes.

Union Bank, N.A. is the custodian of the Cognios Large Cap Value and Cognios Large Cap Growth Mutual Funds. In conjunction with Union Bank, N.A. and M3Sixty Administration (the Fund Administrator of the Cognios Large Cap Value and Cognios Large Cap Growth Mutual Funds), the Fund Administrator will prepare and file Form N-PX in accordance with the Cognios Large Cap Value and Cognios Large Cap Growth Mutual Funds proxy votes.

All proxies will be voted in accordance with any applicable investment restrictions of the Mutual Funds and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the Mutual Funds. Upon request, the Adviser shall provide the Mutual Fund’s Compliance Departments with information regarding any identified conflicts of interest, documentation as to how the vote was cast and who cast the vote.

PROCEDURES

The Adviser is responsible for voting the proxies related to certain accounts, the Mutual Funds and/or the Private Fund. The Adviser has engaged an independent proxy voting service which is responsible for receipt of proxy ballots, vote execution, vote record maintenance, and vote reporting. The votes will be cast according to the General Policy noted above. If new accounts are added for which the Adviser will vote proxies, the Adviser will work with the voting service and the custodian to get the accounts set up in the voting services’ system to allow for automated voting.

Upon request, the Adviser will provide copies of its Proxy Voting Policies and Procedures to clients, as well as information regarding how proxies were voted.

The Chief Compliance Officer or designee will periodically review the Proxy Voting Policies and Procedures.

BOOKS AND RECORDS

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, the Adviser will retain the following items in its books and records:

(1)	proxy voting policies and procedures;

(2)	proxy statements received regarding client securities;

(3)	records of votes cast on behalf of clients;

(4)	records of client requests for proxy voting information; and

(5)	any documents prepared by the Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.

The Adviser may rely on proxy statements filed on the EDGAR system instead of keeping its own copies. The Adviser may also rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a proxy voting service, if the Adviser has obtained an understanding from the proxy voting service to provide a copy of the documents promptly upon request.

APPENDIX B – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

M3Sixty Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of M3Sixty Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted: October 23, 2017

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

M3SIXTY FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PART C

OTHER INFORMATION

Item 15. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement) and administration agreements (Exhibits 28(h)(1), (h)(2), (h)(3), (h)(4) and (h)(5) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant. The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Subject to the rules on incorporation by reference, give a list of all exhibits filed as part of the registration statement. Exhibits:

(1)	(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”).[1]

(1)	(a)(2)	Amendment No. 1, dated August 17, 2016, to Trust Instrument.[2]

(2)	(a)(1)	By-Laws. [3]

(2)	(a)(2)	Amendment No. 1, dated August 17, 2016, to Bylaws.[3]

(3)		Not applicable.

(4)		Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement and Prospectus)

(5)		Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws (Exhibit 1(b)).

(6)	(a)	Investment Advisory Agreement, dated September 19, 2016, between the Registrant, on behalf of Cognios Large Cap Value Fund and Cognios Large Cap Growth Fund (the “Cognios Funds”), and Cognios Capital, LLC.[4]

(6)	(b)	Investment Advisory Agreement, dated January 31, 2018, between the Registrant, on behalf of the Cognios Market Neutral Large Cap Fund and (the “Cognios Market Neutral Fund”), and Cognios Capital, LLC. (to be filed by amendment)

(7)	(a)	Distribution Agreement, dated September 19, 2016, between the Registrant, on behalf of the Cognios Funds, and ALPS Distributors, Inc.[7]

(7)	(b)	Distribution Agreement, dated January 31, 2018, between the Registrant, on behalf of the Cognios Market Neutral Fund, and ALPS Distributors, Inc. (to be filed by amendment)

(8)		Not applicable.

(9)	(a)(1)	Custodian Agreement, dated September 8, 2016, between the Registrant, on behalf of the Cognios Funds, and MUFG Union Bank, N.A.[3]

(9)	(a)(2)	Amendment dated __________, 2018 to Custodian Agreement, dated September 8, 2016, between the Registrant, on behalf of the Cognios Funds, and MUFG Union Bank, N.A. (to be filed by amendment)

(10)	(a)	Plan of Distribution Pursuant to Rule 12b-1, dated September 19, 2016, for the Cognios Funds.[3]

(10)	(b)	Plan of Distribution Pursuant to Rule 12b-1, dated January 31, 2018, for the Cognios Market Neutral Fund. (to be filed by amendment)

(10)	(c)	Rule 18f-3 Multi-Class Plan, dated September 19, 2016, for the Cognios Funds.[3]

(10)	(d)	Rule 18f-3 Multi-Class Plan, dated January 31, 2018, for the Cognios Market Neutral Fund. (to be filed by amendment)

(11)	(a)	Opinion and Consent of Graydon Head & Ritchey LLP, dated September 23, 2016, regarding the legality of securities registered with respect to the Cognios Funds.[3]

(11)	(b)	Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the Cognios Funds.[7]

(11)	(c)	Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the Cognios Market Neutral Fund. (filed herewith)

(11)	(c)	Opinion and Consent of Counsel regarding the legality of the securities being registered with respect to the Reorganization of the Cognios Market Neutral Fund into the Cognios Market Neutral Fund of the Trust. (to be filed by amendment)

(12)	(a)	Form of Opinion and Consent of Counsel regarding tax matters. (filed herewith)

(13)	(a)	Investment Company Services Agreement, dated September 19, 2016, between the Registrant, on behalf of the Cognios Funds, and M3Sixty Administration, LLC.[7]

(13)	(b)	Investment Company Services Agreement, dated January 31, 2018, between the Registrant, on behalf of the Cognios Market Neutral Fund, and M3Sixty Administration, LLC. (to be filed by amendment)

(13)	(c)	Expense Limitation Agreement, dated September 19, 2016, between the Registrant, on behalf of the Cognios Funds, and Cognios Capital, LLC.[4]

(13)	(d)	Expense Limitation Agreement, dated __________, 2018, between the Registrant, on behalf of the Cognios Market Neutral Fund, and Cognios Capital, LLC. (to be filed by amendment)

(14)	(a)	Consent of Independent Registered Public Accounting Firm with respect to the Stringer Funds.[15]

(14)	(b)	Consent of Independent Registered Public Accounting Firm with respect to the Cognios Funds.[7]

(14)	(c)	Consent of ACA Performance Services, LLC with respect to the Cognios Funds.[5]

(14)	(d)	Consent of ACA Performance Services, LLC with respect to the Cognios Funds.[7]

(14)	(e)	Consent of Independent Registered Public Accounting Firm (Cohen & Company, Ltd.) with respect to the Cognios Market Neutral Fund. (filed herewith)

(14)	(f)	Consent of Independent Registered Public Accounting Firm (BBD, LLP) with respect to the Cognios Market Neutral Fund. (filed herewith)

(15)		Not applicable.

(16)		Copy of Powers of Attorney. 2 & 3

(17)	(a)	Code of Ethics for the Registrant.[3]

(17)	(b)	Code of Ethics for Cognios Capital, LLC.[3]

(17)	(c)	Form of Voting Instructions and Proxy Card. (filed herewith)

All Exhibits filed previously are herein incorporated by reference as follows:

1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed August 20, 2015.
2.	Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed August 19, 2016.
3.	Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A filed September 23, 2016.
4.	Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3 to Registration Statement on Form N-1A filed September 28, 2016.
5.	Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 5 to Registration Statement on Form N-1A filed September 30, 2016.
6.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-1A filed February 6, 2017.
7.	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 5 to Registration Statement on Form N-1A filed October 30, 2017.

Item 17. Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganizations as required by Item 16(12) of Form N-14 upon closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Fairway and State of Kansas on this 2nd day of March, 2018.

M3Sixty Funds Trust

By:	/s/ Randall K. Linscott
Randall K. Linscott, President and Trustee

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

*		March 2, 2018
Kelley J. Brennan, Trustee		Date
*		March 2, 2018
Steven D. Poppen, Trustee		Date
*		March 2, 2018
Tobias Caldwell		Date
/s/ Randall K. Linscott		March 2, 2018
Randall K. Linscott, Trustee and President		Date
/s/ Justin J. Thompson		March 2, 2018
Justin J. Thompson, Treasurer		Date
* By:	/s/ Randall Linscott	March 2, 2018
Randall K. Linscott, Attorney-in-Fact		Date

*Attorney-in-fact pursuant to Powers of Attorney

EXHIBIT LIST – Appendix A

(4)		Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement and Prospectus)

(12)	(a)	Form of Opinion and Consent of Counsel regarding tax matters. (filed herewith)

(14)	(e)	Consent of Independent Registered Public Accounting Firm (Cohen & Company, Ltd.) with respect to the Cognios Market Neutral Fund. (filed herewith)

(14)	(f)	Consent of Independent Registered Public Accounting Firm (BBD, LLP) with respect to the Cognios Market Neutral Fund. (filed herewith)

(17)	(c)	Form of Voting Instructions and Proxy Card.